As filed with the Securities and Exchange Commission on January 17, 2002
                                     Securities Act Registration No. 333-_______
                              Investment Company Act Registration No. 811-______
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

           [x] REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         [ ] Pre-Effective Amendment No.
                        [ ] Post-Effective Amendment No.
                                     and/or
       [x] REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                [ ] Amendment No.

                   EXCELSIOR CORPORATE FINANCE INVESTORS, LLC
               (Exact name of registrant as specified in charter)
                225 HIGH RIDGE ROAD, STAMFORD, CONNECTICUT 06905
(Address of Principal Executive Offices (Number, Street, City, State, Zip Code))
                                 (203) 352-4494
              (Registrant's telephone number, including area code)

                               DOUGLAS A. LINDGREN
                   EXCELSIOR CORPORATE FINANCE INVESTORS, LLC
                225 HIGH RIDGE ROAD, STAMFORD, CONNECTICUT 06905
                    (Name and Address of Agents for Service)

                                   COPIES TO:

MICHAEL R. ROSELLA, ESQ.                        ALISON BAUR, ESQ.
PAUL, HASTINGS, JANOFSKY & WALKER LLP           CHARLES SCHWAB & CO., INC.
75 EAST 55TH STREET                             101 MONTGOMERY STREET
NEW YORK, NEW YORK  10022                       MAILSTOP SF120KNY-4
PHONE NO.:  (212) 318-6800                      SAN FRANCISCO, CALIFORNIA  94104
FAX NO.:  (212) 319-4090                        PHONE NO.:  (415) 636-3252
                                                FAX NO.:  (415) 636-5236

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box............................................[ ]

It is proposed that this filing will become effective (check appropriate box) [ ] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                               Proposed
                                               Maximum    Maximum
                                               Offering  Aggregate   Amount of
Title of Securities Being     Proposed Amount   Price     Offering  Registration
Registered                    being Registered Per Unit*   Price*       Fee*

Units of Membership Interests
(without par value)........... 100,000 units    $1,000  $50,000,000   $4,600
================================================================================

*Estimated solely for the purpose of calculating the registration fee.

         The registrant hereby amends this registration statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                   PROSPECTUS

                   EXCELSIOR CORPORATE FINANCE INVESTORS, LLC

                                  $100,000,000

                          Units of Membership Interest

                          Minimum Subscription-$25,000

      Excelsior Corporate Finance Investors, LLC, or the "Fund," is a newly organized, non-diversified, closed-end management investment company that has registered its securities under the Securities Act of 1933, as amended (the "Securities Act") and has registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund's investment objective is to achieve long-term capital appreciation. The Fund intends to pursue its objective by investing primarily in a portfolio of value-oriented buyout funds whose sponsors in turn will invest in existing businesses in leveraged buyout transactions. These buyout funds in which the Fund will invest are generally not registered under the Investment Company Act and the interests in these funds are generally not registered under the Securities Act. The Fund's focus will be on the North American "Middle Market" segment of the buyout market while also potentially having some exposure to distressed investing and European buyouts. See "The Fund" and "Investment Objective and Policies." There is no assurance that the Fund's objective can be achieved.

      This prospectus contains information you should know before investing, including risk information. Please read it before you invest and keep it for future reference. Additional information about the registrant has been filed with the Securities and Exchange Commission (the "Commission") and is available upon written or oral request without charge. In addition, the Commission maintains a Web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission. You may also request a free copy of this information by writing or calling the Fund at U.S. Trust Company, 225 High Ridge Road, Stamford, Connecticut 06905 at (203) 352-4494.

      AN  INVESTMENT  IN  THE  FUND  WILL  BE  ILLIQUID   UNTIL  ITS  UNDERLYING
INVESTMENTS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

      THESE ARE SPECULATIVE SECURITIES. YOU SHOULD INVEST ONLY IF YOU CAN AFFORD A COMPLETE LOSS OF YOUR INVESTMENT. SEE "RISK FACTORS" BEGINNING ON PAGE 22.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  PRICE TO            SALES
                                                 PUBLIC (1)            LOAD

Per Unit                                           $1,000              None
Total Minimum                                    $50,000,000           None
Total Maximum                                   $100,000,000           None
________________



             The date of this prospectus is ____________________.

      Units are made available through Charles Schwab & Co., Inc., a registered broker-dealer and the Fund's distributor (the "Distributor"). The first subscription closing will be held on or about the fifth business day after receipt by the Fund of subscriptions totaling $50,000,000 (or such lesser amount as determined by the Managing Member in its sole discretion) (the "Minimum Subscription Amount"). The Fund may continue to offer Units at net asset value and accept subscriptions for such Units from time to time at subsequent subscription closings until September 30, 2003, subject to extension. If the Minimum Subscription Amount has not been obtained by such date, or extension, the Managing Member may elect to terminate the offering. See "The Offering." The Fund reserves the right to withdraw, cancel or modify the offering and to reject any subscription in whole or in part. The Fund will not accept proceeds until the Minimum Subscription Amount has been obtained. Payments transmitted by subscribers to the Fund, or to the Distributor, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending closing. Each subscriber's pro rata share of the interest earned in the escrow account will be used to purchase full or fractional shares of the Fund. See "The Offering."

      U.S. Trust Company, acting through its registered investment advisory division, U.S. Trust - Connecticut Fund Advisers Division, will serve as investment adviser to the Fund (the "Investment Adviser") and will be responsible for the management of the Fund's assets and monitoring the performance of the Fund's investments. Excelsior Corporate Finance Management, LLC (the "Managing Member") will serve as the Managing Member of the Fund and will be responsible for the day-to-day management of the Fund. Units may be purchased only by persons who represent to the Fund that he, she or it (i) has at least $750,000 under the management of the Investment Adviser and its affiliates, or (ii) prior to his, her or its subscription to the Fund (a) has a net worth of more than $1,500,000 or (b) has $5 million in investments (if an individual) or $25 million in investments (if an institution) and who makes the other representations included in the Subscription Agreement (attached hereto as Appendix B) to be entered into by each investor.

                                TABLE OF CONTENTS
                                                                            Page

FEE TABLE....................................................................1

PROSPECTUS SUMMARY...........................................................3

THE FUND....................................................................14

INVESTMENT OBJECTIVE AND POLICIES...........................................14

INVESTMENT RESTRICTIONS.....................................................15

INVESTMENT PHILOSOPHY & APPROACH............................................16

RISK FACTORS................................................................22

THE OFFERING................................................................32

USE OF PROCEEDS.............................................................33

MANAGEMENT..................................................................34

ESTIMATED COMPENSATION TABLE................................................34

CODE OF ETHICS..............................................................41

CONTROL PERSONS.............................................................41

PORTFOLIO TURNOVER..........................................................42

VALUATION...................................................................42

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS...................................43

ERISA CONSIDERATIONS........................................................53

DESCRIPTION OF UNITS........................................................54

SELLING ARRANGEMENTS........................................................59

LEGAL MATTERS...............................................................59

INDEPENDENT AUDITORS........................................................60

AVAILABLE INFORMATION.......................................................60

REPORTS TO MEMBERS..........................................................60

FINANCIAL STATEMENTS........................................................61

                                    FEE TABLE

Unitholder Transaction Expenses

Sales Load (as a percentage of offering price)....................None*
Annual Expenses (as a percentage of net assets attributable to Units)
     Management Fees**............................................1.00%
     Other Expenses***............................................0.50%
     Total Annual Expenses**......................................1.50%
_______________

* The Investment Adviser has agreed to reimburse the Distributor its out-of-pocket expenses incurred in connection with this offering.

** The Management Fee will be payable at the annual rate of 1.00% of the net asset value of the Fund, determined and payable at the end of each fiscal quarter. The Investment Adviser has agreed to waive this fee and/or reimburse the Fund's operating expenses to the extent necessary to maintain the Fund's Total Annual Expenses at no more than 2.00% of the Fund's net asset value. The Investment Adviser has also agreed to waive this fee during the subscription period, which will end on the final subscription closing date (not later than September 30, 2003, subject to extension).

*** "Other Expenses" are based on estimated amounts for the current fiscal year, and include among other things, administration fees, legal fees, the independent auditor's fees, printing costs and fees payable to the managers of the Board of Managers who are independent. In addition, the Managing
     Member will be entitled to an "Incentive Carried Interest" in an amount equal to 5% of all distributions to the members of the Fund in excess of their capital contributions, subject to prior payment to the members of a preferred return of 8%. See "Management" and "Capital Accounts, Allocations and Distributions."

EXAMPLE                              1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------                              ------     -------     -------     --------

You would pay the following
 expenses on a $1,000 investment,
 assuming a 5% annual return:
Example (1)......................     $___       $___        $___         $___

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN IN THE EXAMPLES.

      The Fee Table summarizes the aggregate expenses of the Fund in order to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund's investments in private funds will also cause an investor, indirectly through the Fund, to bear his, her or its pro rata share of the fees, expenses and any carried interest or incentive compensation paid by such funds. For a more complete description of the various costs and expenses, see "Management" and "Capital Accounts, Allocations and Distributions."

_______________

(1) Assumes a management fee of 1.00% of the Fund's net asset value and other expenses of 0.50% of the Fund's net assets and includes the Incentive Carried Interest paid by the Fund (however, based upon the expected timing and nature of the Fund's investments, the Managing Member does not expect to receive any Incentive Carried Interest in the Fund's first year of operations).

                               PROSPECTUS SUMMARY

    This summary is qualified in its entirety by reference to the more detailed information included in this prospectus and to the Fund's operating agreement (the "Operating Agreement") attached hereto as Appendix A.


    THE FUND                       The   Fund  is  a   Delaware   limited
                                   liability  company  formed on  January
                                   7,  2003.  The  Fund is a  closed-end,
                                   non-diversified  management investment
                                   company   that  has   registered   its
                                   securities  under the  Securities  Act
                                   of 1933,  as amended (the  "Securities
                                   Act")   and  has   registered   as  an
                                   investment     company    under    the
                                   Investment  Company  Act of  1940,  as
                                   amended   (the   "Investment   Company
                                   Act").  The  Fund  provides  investors
                                   with the  opportunity to  participate,
                                   with a minimum  investment of $25,000,
                                   in   value-oriented,    buyout-focused
                                   funds  managed by  unaffiliated  third
                                   parties.        These       investment
                                   opportunities    are   generally   not
                                   available to the public and  typically
                                   require      substantially      larger
                                   commitments     than    the    minimum
                                   investment  in  the  Fund.   See  "The
                                   Fund," "Risk  Factors," "The Offering"
                                   and "Description of Units."

    INVESTMENT OBJECTIVE AND       The Fund's investment  objective is to
    POLICIES; UNDERLYING FUNDS     achieve        long-term       capital
                                   appreciation. Current income is not an
                                   objective.  The Fund currently intends
                                   to  achieve  its  objective  by making
                                   investments  primarily  in 8-12  (when
                                   fully       invested)       underlying
                                   buyout-focused  funds or entities (the
                                   "Underlying  Funds")  that  offer  the
                                   potential  for  capital  appreciation.
                                   The  Underlying  Funds are intended to
                                   be  a  diversified  group  of  leading
                                   value-oriented,  private  equity funds
                                   that  focus   primarily  on  leveraged
                                   buyout  transactions.  The  Underlying
                                   Funds will typically take  controlling
                                   stakes  in  mature  private  or public
                                   companies.  Once the Underlying  Funds
                                   have
                                   assumed control, they will endeavor to
                                   cause  their  portfolio  companies  to
                                   concentrate   financial  resources  in
                                   more  profitable  directions  and  may
                                   divest   unprofitable   divisions   or
                                   products.  In addition,  they may grow
                                   portfolio  investments  through active
                                   acquisition  strategies.  Most  of the
                                   Fund's  capital  will be  allocated to
                                   domestic  buyout funds.  The Fund will
                                   also consider  making  commitments  to
                                   funds engaged in distressed  investing
                                   and European buyouts. These Underlying
                                   Funds in which  the Fund  will  invest
                                   are generally not registered under the
                                   Investment   Company   Act   and   the
                                   interests in these funds are generally
                                   not  registered  under the  Securities
                                   Act.

                                   There  can be no  assurance  that  the
                                   Fund  will   achieve  its   investment
                                   objective.  See "Investment  Objective
                                   and Policies" and "Risk Factors."

    INVESTMENT ADVISER             U.S.  Trust  Company,   a  Connecticut
                                   state   chartered   bank   and   trust
                                   company,     acting     through    its
                                   registered     investment     advisory
                                   division,  U.S.  Trust  -  Connecticut
                                   Fund Advisers Division,  will serve as
                                   investment  adviser  to the Fund  (the
                                   "Investment  Adviser"  or "U.S.  Trust
                                   Company").   The  Investment   Adviser
                                   will be responsible  for  identifying,
                                   evaluating,   structuring,  monitoring
                                   and    disposing    of   the    Fund's
                                   investments in the Underlying Funds.

    MANAGING MEMBER                Excelsior       Corporate      Finance
                                   Management,    LLC   (the    "Managing
                                   Member")  will be the Managing  Member
                                   of the Fund  and  will be  responsible
                                   for the  day-to-day  management of the
                                   Fund and for  providing,  or arranging
                                   for   third    parties   to   provide,
                                   administrative   services   reasonably
                                   necessary  for  the  operation  of the
                                   Fund and the  conduct of its  business
                                   subject  to  the  supervision  of  the
                                   Board  of   Managers.   The   Managing
                                   Member will make an  investment in the
                                   Fund in
                                   exchange for its Units.

    INVESTOR QUALIFICATIONS;       Each  subscriber  will be  required to
    SUBSCRIPTION PROCESS           complete,  execute  and deliver to the
                                   Fund   an    executed    copy   of   a
                                   subscription agreement attached hereto
                                   as   Appendix  B  (the   "Subscription
                                   Agreement"), which will form a binding
                                   contract of the investor. Units may be
                                   purchased    only   by   persons   who
                                   represent  to the Fund that he, she or
                                   it (i) has at least $750,000 under the
                                   management of the  Investment  Adviser
                                   and its  affiliates,  or (ii) prior to
                                   his,  her or its  subscription  to the
                                   Fund (a) has a net  worth of more than
                                   $1,500,000  or (b) has $5  million  in
                                   investments  (if an individual) or has
                                   $25  million  in  investments  (if  an
                                   institution)  and who make  the  other
                                   representations    included   in   the
                                   Subscription  Agreement  to be entered
                                   into by each investor.

                                   The Fund will not  commence  accepting
                                   subscriptions until the Fund has set a
                                   date for its first  closing.  The Fund
                                   intends  to  notify  investors  of the
                                   date   upon   which   it  will   begin
                                   accepting      subscriptions.      Any
                                   subscriptions   received  before  such
                                   date   will  be   returned   promptly.
                                   Pursuant    to    the     Subscription
                                   Agreement,  a Member's (as hereinafter
                                   defined)    subscription   amount   is
                                   required  to be paid on or before  the
                                   final  subscription  closing date (not
                                   later than September 30, 2003, subject
                                   to    extension).    At   the    first
                                   subscription  closing,  the Fund  will
                                   issue  one  Unit for  each  $1,000  of
                                   capital   contribution.    Thereafter,
                                   Units  will  be  issued  at net  asset
                                   value.  Certificates  for Units may be
                                   issued  by  the  Fund,   in  the  sole
                                   discretion of the Managing Member.

    MINIMUM INVESTMENT             The  minimum  subscription  amount  is
                                   $25,000.  The  Fund  has the  right to
                                   waive  this  minimum  amount,  at  its
                                   discretion.  See "The

                                   Offering."

    MANAGEMENT FEE; INCENTIVE      The  Fund  will  pay  the   Investment
    CARRIED INTEREST               Adviser a management  fee at an annual
                                   rate  equal to 1.00% of the Fund's net
                                   asset value  determined and payable as
                                   of the end of each fiscal quarter. The
                                   Investment Adviser has agreed to waive
                                   the  management  fee and/or  reimburse
                                   the Fund's  operating  expenses to the
                                   extent   necessary   to  maintain  the
                                   Fund's  total  annual  expenses  at no
                                   more than 2% of the  Fund's  net asset
                                   value. The Investment Adviser has also
                                   agreed to waive its management fee for
                                   the  Fund   during  the   subscription
                                   period,  which  will end on the  final
                                   subscription  closing  date (not later
                                   than  September  30, 2003,  subject to
                                   extension).

                                   After  the  members  of the Fund  (the
                                   "Members") have received distributions
                                   equal to the  amount of their  capital
                                   contributions    and   a    cumulative
                                   preferred  annual rate of return of 8%
                                   on    their     unreturned     capital
                                   contributions,   the  Managing  Member
                                   will  receive   distributions   in  an
                                   amount equal to 5% of distributions to
                                   the Members in excess of their capital
                                   contributions  (the "Incentive Carried
                                   Interest").

                                   Investors in the Fund will  indirectly
                                   bear  their  pro rata  portion  of the
                                   fees and expenses  payable by the Fund
                                   to  the  Investment  Adviser  and  the
                                   Managing  Member and by the Underlying
                                   Funds in which  the  Fund  invests  to
                                   their advisers  (including  management
                                   and performance  fees).

    ADMINISTRATOR                  PFPC   Inc.   (the   "Administrator"),
                                   performs    certain    administration,
                                   accounting  and investor  services for
                                   the Fund. In  consideration  for these
                                   services,    the    Fund    pays   the
                                   Administrator  annual  fees based upon
                                   its aggregate net assets, subject to a
                                   minimum    monthly   fee,   and   will
                                   reimburse   the    Administrator   for
                                   certain    of   the    Administrator's
                                   expenses.


    THE  OFFERING                  The  Fund is  offering  investors  the
                                   opportunity   to   subscribe  to  make
                                   capital  contributions  to the Fund in
                                   exchange for  membership  interests in
                                   the  Fund.  The Fund is  seeking  $100
                                   million  in  aggregate   capital  from
                                   investors.   The  Fund  will  have  an
                                   initial   closing   if   it   receives
                                   subscriptions  totaling  at least  $50
                                   million  (or  such  lesser  amount  as
                                   determined  by the Managing  Member in
                                   its  sole  discretion)  (the  "Minimum
                                   Subscription  Amount").  The  Fund  is
                                   offering   up  to  100,000   units  of
                                   membership  interests  at a price  per
                                   unit of $1,000  (the  "Units").  Units
                                   are  made  available  through  Charles
                                   Schwab  &  Co.,   Inc.,  a  registered
                                   broker-dealer     and    the    Fund's
                                   distributor (the  "Distributor").  The
                                   offering  will  terminate on September
                                   30, 2003,  subject to  acceleration or
                                   extension by the Managing  Member to a
                                   date not later than  December 31, 2003
                                   (the   "Termination   Date").  If  the
                                   Minimum  Subscription  Amount  has not
                                   been obtained by the Termination Date,
                                   the  Managing   Member  may  elect  to
                                   terminate   the   offering   and   all
                                   proceeds  from the offering  that have
                                   been placed in escrow will be refunded
                                   to investors with any interest  earned
                                   thereon.

                                   The Fund  expects  to have  its  first
                                   closing   (the   "first   subscription
                                   closing")  approximately five business
                                   days    after   the   Fund    receives
                                   subscriptions  totaling  at least  the
                                   Minimum Subscription Amount.

                                   The  Fund  may   continue   to  accept
                                   subscriptions  for Units  from time to
                                   time at  subsequent  closings  (each a
                                   "subsequent   subscription   closing")
                                   until  the   Termination   Date.   The
                                   Investment   Adviser   has  agreed  to
                                   reimburse    the    Distributor    its
                                   out-of-pocket   expenses  incurred  in
                                   connection    with   this    offering.
                                   Generally,  units  will be sold by the
                                   Distributor   to  investors   who  are
                                   customers  of the  Investment  Adviser
                                   and its affiliates.

                                   Payments transmitted by subscribers to
                                   the Fund, or to the  Distributor,  for
                                   investment  in the  Fund  prior to the
                                   applicable   closing   date   will  be
                                   deposited in an interest-bearing  bank
                                   escrow account with PNC Bank, Delaware
                                   pending  each   closing.   Any  checks
                                   should  be made  payable  to PNC  Bank
                                   Delaware,  as "Escrow Agent," and must
                                   be  transmitted  by  the   Distributor
                                   directly   to  PFPC  Inc.   as  Escrow
                                   Administrator  by  noon  of  the  next
                                   business  day  after  receipt.   Funds
                                   deposited into escrow accounts will be
                                   invested  in   accordance   with  Rule
                                   l5c2-4 of the Securities  Exchange Act
                                   of    1934    until    the    relevant
                                   subscription     closing     or    the
                                   termination  of the  offering.  In the
                                   event the Fund rejects a  subscriber's
                                   Subscription Agreement or a subscriber
                                   elects  to  withdraw  his,  her or its
                                   subscription   prior  to  his  or  her
                                   subscription  closing date,  PFPC Inc.
                                   will   promptly    deliver   to   such
                                   subscriber  all  funds  received;  any
                                   interest  earned on such funds will be
                                   returned  within five business days of
                                   the next  subscription  closing  after
                                   such rejection or withdrawal.

    USE OF PROCEEDS                The Fund  intends  to  invest  the net
                                   proceeds    of   this    offering   in
                                   accordance    with   its    investment
                                   objective  and policies and  principal
                                   strategies  as  soon  as   practicable
                                   after receipt of investor  funds.  The
                                   Fund  anticipates that there will be a
                                   significant
                                   period  of time  (up to  three  years)
                                   before   the   Fund   becomes    fully
                                   invested. Although the Fund intends to
                                   invest or  commit to invest  more than
                                   50% of the proceeds  from the offering
                                   in the  Underlying  Funds  within  two
                                   years  after  the  final  subscription
                                   closing  date,  a delay is common  for
                                   companies  such as the  Fund.  Pending
                                   investment  in the  Underlying  Funds,
                                   the Fund will invest available cash in
                                   cash  equivalents and other short-term
                                   money market instruments.  See "Use of
                                   Proceeds."

    ALLOCATIONS                    The  Fund  has   been   formed   as  a
                                   Delaware  limited   liability  company
                                   and as such is  governed  by  Delaware
                                   law and an  operating  agreement  that
                                   defines   many  of  the   rights   and
                                   responsibilities   of  the   Board  of
                                   Managers  and  members.  A copy of the
                                   Operating    Agreement   is   attached
                                   hereto  as  Appendix A.  Investors  in
                                   the Fund will  become  Members  in the
                                   Fund,  which will  establish a capital
                                   account  for  each   Member.   Capital
                                   contributions  and  Members'  share of
                                   items  of  income  and  gain  will  be
                                   credited    to    Members'     capital
                                   accounts,  and Members'  distributions
                                   and  Members'  share of items of loss,
                                   deduction  and expense will be debited
                                   from Members' capital account.

                                   The income,  gain, loss, deduction and
                                   expense of the Fund  generally will be
                                   determined and allocated as of the end
                                   of each tax year  (typically  December
                                   31)  to the  Members  to  reflect  the
                                   distribution    procedures   described
                                   herein.

    DISTRIBUTION POLICY            Distributions  of available  cash will
                                   be made by the Fund at such  times and
                                   in such amounts as  determined  by the
                                   Managing    Member    in   its    sole
                                   discretion.   Distributions  shall  be
                                   made to the Members in accordance with
                                   the following order of priority:

                                        (a)  first,  100% to the  Members
                                   pro  rata  in  accordance  with  their
                                   percentage  interests  until aggregate
                                   distributions  to  the  Members  under
                                   this  clause (a) equal the sum of: (i)
                                   their capital  contributions  and (ii)
                                   an  amount   equal  to  a   cumulative
                                   preferred  8% annual rate of return on
                                   their unreturned capital contributions
                                   as of the date of such distribution;

                                        (b) second,  100% to the Managing
                                   Member until the  Managing  Member has
                                   received an amount  equal to 5% of all
                                   prior  distributions  to  the  Members
                                   under  clause  (a)  above  that are in
                                   excess   of   the   Members'   capital
                                   contributions; and

                                        (c)   thereafter,   95%   to  the
                                   Members  pro  rata  in  proportion  to
                                   their  percentage  interests and 5% to
                                   the Managing Member.

                                   The Fund will not reinvest income from
                                   its  investments  or the proceeds from
                                   the sale of its investments.  The Fund
                                   does   not    intend   to   make   any
                                   distribution  if,  after  making  such
                                   distribution,  the  liabilities of the
                                   Fund  would  exceed  the fair value of
                                   the Fund's assets.

                                   Notwithstanding the preceding,  on the
                                   day prior to each subsequent  closing,
                                   the  Fund  will   distribute   to  its
                                   Members  pro rata in  accordance  with
                                   their    percentage    interests   all
                                   undistributed  income  earned  through
                                   such date.

    TERMINATION OF FUND            The  duration  of the Fund will be ten
                                   years  from  its  final   subscription
                                   closing;   however,   the   Board   of
                                   Managers of the Fund has the right, in
                                   its sole  discretion,  to  extend  the
                                   term for up to two additional two-year
                                   periods,  after which the  approval of
                                   Members of the Fund who  represent  66
                                   2/3% of the Fund's  outstanding  Units
                                   may  determine  to extend  the term of
                                   the   Fund.   See    "Description   of
                                   Units--Term,      Dissolution      and
                                   Liquidation."

    ERISA CONSIDERATIONS           Employee  benefit plans subject to the
                                   Employee  Retirement  Income  Security
                                   Act of 1974, as amended ("ERISA"), and
                                   other benefit plan investors,  such as
                                   certain governmental plans, as well as
                                   IRAs, may purchase Units only with the
                                   approval  of  the   Managing   Member.
                                   Because  the Fund  will be  registered
                                   under the Investment  Company Act, the
                                   underlying  assets of the Fund  should
                                   not  be  deemed   "plan   assets"  for
                                   purposes of ERISA.

    CERTAIN FEDERAL INCOME TAX     The Fund  intends  to be  treated as a
    TAX CONSIDERATIONS             partnership  for  federal  income  tax
                                   purposes.  See "Certain Federal Income
                                   Tax Considerations--Tax  Status of the
                                   Fund." Thus,  each Member in computing
                                   its federal income tax liability for a
                                   taxable  year will be required to take
                                   into account his, her or its allocable
                                   share of Fund items of  income,  gain,
                                   loss,  deduction  and  expense for the
                                   taxable  year of the Fund  ending with
                                   each   taxable  year  of  the  Member,
                                   regardless  of whether  the Member has
                                   received  any  distributions  from the
                                   Fund.  It is possible  that a Member's
                                   federal   income  tax  liability  with
                                   respect to his,  her or its  allocable
                                   share of Fund earnings in a particular
                                   year could exceed the distributions to
                                   the   Member   for  the   year,   thus
                                   requiring  the  Member  to pay the tax
                                   liability    attributable    to    its
                                   investment  in  the  Fund  from  other
                                   sources.

    PARALLEL FUND;                 In conjunction  with the  organization
    SUCCESSOR FUNDS                of the Fund, the Investment Adviser is
                                   also  organizing  Excelsior  Corporate
                                   Finance  Partners,   LLC,  a  Delaware
                                   limited   liability   company   and  a
                                   private   fund  not   required  to  be
                                   registered    under   the   Investment
                                   Company   Act   pursuant   to  Section
                                   3(c)(7) of the Investment  Company Act
                                   (the "Private Fund," and  collectively
                                   with  the  Fund,   the  "2003   Buyout
                                   Funds"). The Private Fund will have an
                                   investment   mandate  and   objectives
                                   identical  to  the  Fund,  and  it  is
                                   expected  that the 2003  Buyout  Funds
                                   will make parallel  investments in the
                                   Underlying Funds at the same times and
                                   on the same terms.

                                   The   Investment   Adviser   may   not
                                   organize  a new fund  with  investment
                                   objectives  that are the same as those
                                   of the 2003  Buyout  Funds  until  the
                                   2003 Buyout Funds have each  committed
                                   at least 75% of their total respective
                                   Capital    Commitments    or   Capital
                                   Contributions to the Underlying Funds.

    RISK FACTORS                   Interests in the Fund are  speculative
                                   securities.  Units  of  the  Fund  are
                                   not  deposits  or  obligations  of, or
                                   guaranteed or endorsed by, U.S.  Trust
                                   Company,   and  the   Units   are  not
                                   insured   by   the   Federal   Deposit
                                   Insurance  Corporation,   the  Federal
                                   Reserve  Board or any other  agency or
                                   person.  An  investment  in  the  Fund
                                   involves substantial risks including:

                                   o   Units are subject to  substantial
                                       restrictions  on transfer and have
                                       limited liquidity
                                   o   Lack of operating  history of the
                                       Fund   and   possible    lack   of
                                       operating     history    of    the
                                       Underlying Funds
                                   o   Illiquidity   of  private  equity
                                       investment funds
                                   o   Risks of the portfolio  securities
                                       in  which  the  Underlying   Funds
                                       invest
                                   o   Non-diversified   nature   of  the
                                       Fund and
                                       the  Underlying  Funds in which it
                                       invests
                                   o   Multiple Fees and expenses charged
                                       by   the    Investment    Adviser,
                                       Managing  Member and the  managers
                                       and  advisers  of  the  Underlying
                                       Funds
                                   o   Conflicts   of  interests  of  the
                                       Investment    Adviser,    Managing
                                       Member   and   managers   of   the
                                       Underlying Funds
                                   o   Reliance    on   the    Investment
                                       Adviser,  Managing  Member and key
                                       personnel   of   these   entities.
                                       Investors  will  have no  right to
                                       take part in the management of the
                                       Fund.

      FOR THESE VARIOUS REASONS, AN INVESTMENT IN THE FUND WILL BE ILLIQUID UNTIL ITS UNDERLYING INVESTMENTS ARE LIQUIDATED. INVESTORS MUST BE WILLING AND ABLE TO BEAR THE RISKS OF AN INVESTMENT IN THE FUND UNTIL THAT TIME.

                                    THE FUND

      The Fund is a newly organized, non-diversified, closed-end management investment company that has registered its securities under the Securities Act of 1933 (the "Securities Act") and has registered as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund intends to invest its assets in a portfolio of value-oriented, buyout-focused funds. The Fund provides investors with the opportunity to participate in investments which are generally not available to the public and typically require substantially larger financial commitments than the minimum investment in the Fund.

      Pursuant to the Operating Agreement, the business and affairs of the Fund are overseen by a ______ member Board of Managers, ______ of whom are not "interested persons" of the Fund or its affiliates as that term is defined in the Investment Company Act. The Board of Managers is analogous to a board of directors of a corporation. The Board of Managers may delegate some of its duties to the Managing Member of the Fund. U.S. Trust Company, acting through its registered investment advisory division, U.S. Trust - Connecticut Fund Advisers Division, serves as investment adviser to the Fund (the "Investment Adviser" or "U.S. Trust Company"). U.S. Trust Company is a wholly owned subsidiary of U.S. Trust Corporation, a bank holding company (together with its subsidiaries, "U.S. Trust"). The Fund's principal office is located at 225 High Ridge Road, Stamford, Connecticut 06905 and the telephone number of the Fund is
(203) 352-4494.

      See    "Management--Board    of   Managers,    Officers   and   Investment
Professionals."

                        INVESTMENT OBJECTIVE AND POLICIES

General

      The investment objective of the Fund is to seek long-term capital appreciation. The Fund currently seeks to achieve its investment objective by making investments primarily in 8-12 (when fully invested) underlying, buyout-focused funds or entities (the "Underlying Funds") that offer the potential for capital appreciation. The Underlying Funds are intended to be a diversified group of leading value-oriented, private equity funds that focus primarily on leveraged buyout transactions. The Underlying Funds will typically take controlling stakes in mature private or public companies. Once they have assumed control, the Underlying Funds will endeavor to cause their portfolio companies to concentrate financial resources in more profitable directions and may divest unprofitable divisions or products. The Underlying Funds are generally not registered under the Investment Company Act and the interests in these funds are generally not registered under the Securities Act.

      The Fund's policies are not deemed to be fundamental policies and all may be changed at any time and from time to time by the Fund's Board of Managers without member approval.

      The Fund has adopted certain fundamental investment restrictions which may not be changed unless authorized by a Unitholder vote. See "Investment Restrictions." Except for such restrictions, the investment objective and policies of the Fund may be changed by the Board of Managers without obtaining the approval of Unitholders.

                             INVESTMENT RESTRICTIONS

      Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Units:

1)    invest 25% or more of the value of its total assets in any one industry;

2) issue senior securities or borrow money other than as permitted by the Investment Company Act;

3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund's investment objective and policies or the entry into repurchase agreements;

4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

5) purchase or sell real estate or interests therein provided that the Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodities Futures Trading Commission as a commodity pool.

      "Majority of the outstanding" means (i) 67% or more of the Units present at a meeting, if the holders of more than 50% of the outstanding Units are present or represented by proxy, or (ii) more than 50% of the outstanding Units, whichever is less.

      In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Managers. The Fund may not:

1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security; or

2) purchase securities of open-end or closed-end investment companies, except as permitted by Section 12(d) of the Investment Company Act.

      Notwithstanding any of the foregoing investment restrictions, the Fund may invest without limitation in Units.

                        INVESTMENT PHILOSOPHY & APPROACH

Portfolio Diversification

      U.S.   Trust   has  a   long-term   investment   philosophy   based  on  a
well-diversified portfolio approach. U.S. Trust believes that retaining investment discipline through various economic environments and maintaining diversification among and within a variety of asset classes is critical to prudent portfolio management. U.S. Trust believes that private equity is a significant asset class with a strong, albeit cyclical, record of delivering attractive returns to investors and that private equity may be an important component of a well diversified investment portfolio.

Private Equity As An Asset Class

      The term "private equity" can be used to describe any investment strategy that involves the purchase of equity in a private transaction. Private equity, broadly defined, can include mezzanine and distressed debt, natural resources and real estate investing, but is typically used to refer to venture capital and buyout investing.

      Venture capital consists of funds invested in high-risk ventures, typically new companies believed to have substantial growth prospects. Venture capital is usually invested in young high technology companies and in industries such as telecommunications, software, hardware and biotechnology. Key risks in venture capital consist of:

        o     Technology risk (Will the technology work?)
        o     Market risk (Will a new market develop for this technology?)
        o Company risk (Can management form an effective organization with a successful strategy?)

      Buyouts involve long-term capital invested in existing private companies, using a significant amount of debt to leverage the investor's equity contribution to the company. The high return/high risk profile of buyouts is largely created by this leverage. Buyout funds typically acquire control positions in mature businesses with predictable cash flows and attempt to build enterprise value through operating improvements that increase cash flow, acquisitions that increase market share, or joint ventures with corporate partners that enhance revenue growth. If the enterprise value is increased sufficiently, the equity holders can pay off debt and garner the majority of the gain for themselves, giving the investors the potential for enhanced returns.

Traditionally, the buyout sector has generated attractive absolute returns over the long term without experiencing the extent of volatility associated with venture capital investments.

      The buyout business has changed dramatically since its inception in the 1980s. The traditional approach of buying and breaking up companies rarely works anymore, largely because the market has become more efficient. In addition, banks and other lenders have become more conservative in lending money for leveraged buyouts, resulting in buyouts with lower debt-to-equity ratios. Many of the companies acquired are either divisions being sold by corporations that are refocusing on their core businesses, or businesses owned by families who desire liquidity. To earn an attractive return on their investment, leveraged buyout firms must not only use financial engineering, but also build value in the companies they acquire. Typically, this is accomplished through one or more of the following:

       o     Improving the acquired company's profitability
       o     Growing the acquired company's sales
       o     Purchasing related businesses
       o Consolidating fragmented industries to gain advantages of economies of scale.

In most successful cases, buyout firms have employed a combination of these techniques.

Middle Market Buyout Emphasis

      Within the spectrum of the private equity asset class, the Investment Adviser believes that the middle market segment of the buyout sector (consisting of companies with enterprise values ranging from $50 to $500 million) provides exceptional potential for investors to achieve above-average returns. Buyouts of middle market companies possessing strong fundamental value characteristics can offer superior investment opportunities versus buyouts of companies with large capitalizations. Over the last 20 years, this has been demonstrated by the material spread between the returns of middle market focused buyout funds and "mega" funds focused on large capitalization companies.

      In the Investment Adviser's estimation, there are four primary driving factors that contribute to the superior returns realized by middle market buyout funds (those funds with less than $1 billion in committed capital) versus "mega" buyout funds (those funds with over $1 billion in committed capital):

1) Middle-market companies tend to be constrained by limited managerial resources and are more apt to benefit from the implementation of operational best practices than larger companies. Such initiatives include the implementation of sophisticated asset management techniques, state-of-the-art management information systems, broader corporate governance, and inclusive stock compensation plans. This phenomenon may give middle market buyouts an increased probability of superior returns through a balance of leverage and value-added management.

2) Middle market companies are generally easier to scale meaningfully through acquisition. Many middle market buyout funds employ an "industry consolidation" or "buy-and-build" investment strategy, which historically has provided enhanced returns when properly executed. The fundamentals of such a strategy require a platform acquisition followed by a series of complementary "add-on" acquisitions in a fragmented industry. Larger acquisition targets, such as the portfolio companies of "mega" buyout funds, typically offer fewer consolidation opportunities due to their size and maturity.

3) There is a much greater supply of middle-market companies. The sheer number of middle market businesses dwarfs that of the larger companies, even before one considers the addition of divisional spin-offs of larger companies. As a result, the level of competition for acquisition of these targets is often not as fierce, resulting in lower purchase multiples compared to those of larger capitalization companies. In addition, sellers of middle-market companies typically do not have the sort of investment banking advice that can be afforded by larger companies. This tends to present a less efficient (and, therefore, more favorable) auction environment to the purchasers of smaller companies.

4) There are a larger number of potential buyers for middle-market buyout portfolio companies. Even after they have grown through acquisition or internal expansion, middle-market buyouts companies would still be of an attractive size for acquisition by most potential strategic buyers or "Mega" buyout funds.

Market Environment

      As demonstrated during the period of economic softness in the early 1990s, the current downturn in the United States economy may provide new buyout investors with a timely opportunity for superior future returns. Research indicates that the aggregate mean returns of vintage-year buyout funds, raised in the years 1992 through 1994, produced returns generally superior to those raised in the later years of the decade. The factors cited as contributors to these above-average returns are:

        o A preceding economic slowdown depresses purchase price multiples (both in public and private businesses), allowing buyout funds to acquire companies at a discount to historical valuations.

        o As large businesses rationalize their enterprises by divesting their non-core assets, they provide buyout firms with significant deal flow from which attractive transaction opportunities can be sourced.

        o There are fewer active strategic buyers competing with buyout firms, given large businesses' need to focus on internal issues and their less attractive stock currency to use for making acquisitions.

Diversified Portfolio of Buyout Funds

      The Investment Adviser believes that diversification is important within the private equity class. The risk associated with individual investments in buyouts can be mitigated by investing in a diversified portfolio of buyout-focused funds. Because the Fund intends to invest in approximately 8 to 12 Underlying Funds when the Fund is fully invested, the Fund expects to provide investors with diversified exposure to leveraged buyout investing through one managed investment vehicle with a significantly lower minimum investment than typically required to invest directly in any one buyout fund.

      The Fund intends to diversify its Underlying Fund investments across a variety of areas, including industry focus, investment strategy and geographic emphasis. Such diversity is intended to reduce the effects of any certain regional and industry-specific downturns, while reducing the Fund's exposure to any single investment.

Private Equity Fund-Of-Funds

      A fund-of-funds is a vehicle for private equity investing in which, instead of making direct investments in companies or in a single private equity partnership, the fund-of-funds makes investments among a number of private equity funds, whose managers in turn invest the capital directly. Funds-of-funds often give individual limited partners access to private equity partnerships from which they would otherwise be excluded, either due to high minimum investment requirements or lack of access.

      A private equity fund-of-funds provides an investor with a number of benefits including:

      Access: Rather than facing the difficult task of building relationships with the most sought after fund managers, a new investor can invest with a fund-of-funds sponsor that already enjoys such relationships.

      Diversification: Because a fund-of-funds aggregates the investment capital of its members or limited partners for investment into several underlying funds, such investors immediately gain the benefit of spreading his risk among a variety of investment managers.

      Entry:  Minimum  commitment  levels are generally  very high for investing directly in private equity funds - typically $5 million to $20 million. Fund-of-funds provide access for many institutional and high net worth individual investors, who either have difficulty meeting the minimum investment requirements of individual funds or are unable to invest enough capital to gain sufficient diversification among fund managers.

      Expertise: Private equity fund investing requires extensive sourcing activities, due diligence and legal and tax analysis, and involves a very different process than investment in publicly traded stocks and bonds. Most individual investors lack the experience, the resources, or the expertise required to properly evaluate private equity fund managers.

      Due in large part to these client benefits, private equity funds-of-funds have grown rapidly in popularity in recent years. Capital from investors is pooled into a single fund and then invested in a variety of underlying private equity funds. The managers of these funds in turn commit this capital, along with capital received from their other investors, toward the creation, expansion, or acquisition of private companies. As time passes (the typical single investment holding period is 3-5 years) and private equity firms begin to sell off their portfolio holdings, the flow of capital reverses, moving from the portfolio companies to the private equity fund and, ultimately, to the fund-of-funds investors.

Investment Process

      The investment process is comprised of five separate yet flexible stages. Each fund investment recommendation must survive several layers of review, subjecting the candidate fund to rigorous scrutiny of its merits.

      Fund Sourcing: The Investment Adviser has strong fund sourcing capabilities. U.S. Trust is a respected institutional investor and has a brand name that is well-known in the financial community. The Investment Adviser capitalizes on U.S. Trust's reputation and actively maintains relationships with a network of placement agents and industry professionals that offer market knowledge and deal flow.

      Pre-Screening: At the pre-screening stage, the Investment Adviser identifies the buyout funds that are expected to be in the market raising capital during the Fund's investment period. The objective at this point is to select the buyout managers who meet the Investment Adviser's basic investment criteria. These criteria include, but are not limited to:

        o     Successful track record of buyout investing
        o     Stable, experienced team of professionals
        o     Operational and/or industry expertise
        o     Effective internal investment process
        o     Strong financing & structuring skills
        o     Proprietary deal flow
        o     Ability to create value post-closing

Through the review of Underlying Fund offering memoranda, performance data, public information, and the perspective gained from U.S. Trust's experience and network, the Investment Adviser will qualify those buyout funds that satisfy the Fund's basic investment criteria for potential investment.

      Evaluation: The objective at this stage is to identify the buyout fund managers whom the Investment Adviser believes share its high ethical standards, possess superior expertise and are best positioned to execute successful buyout investments. The Investment Adviser places a premium on the value of people and experience. Therefore, the Investment Adviser will conduct the qualitative aspects of the evaluation with each candidate during this stage of the process, combining a highly analytical approach with a subjective review. Leveraging the collective knowledge and experience of the Investment Adviser, the Fund will draw upon prior experience, relationships and market knowledge to identify the most promising fund managers. The Investment Adviser will meet with and evaluate qualified funds' managers and will review each fund's decision-making process and investment procedures. Further interviews will be conducted with references to confirm the ability of the fund managers and their investment professionals to successfully execute and manage their buyout strategies both pre- and post-acquisition. Finally, the Investment Adviser will review the Fund documents of candidate funds to evaluate whether the terms and conditions contained therein are fair and reasonable.

      Fund Selection: The objective at this stage is to select and recommend a diversified mix of highly qualified buyout funds for investment by the Fund. Diversification will be sought according to the following:

        o    Industry focus
        o    Investment strategy
        o    Geographic focus
        o    Investment horizon (time of investment and exit)

The Investment Committee will review and discuss the recommended investment opportunities, ultimately approving the Fund's underlying funds and the allocations among them. See "Management - The Investment Committee of the Managing Member," below.

      Investment Monitoring and Portfolio Management: The focus of portfolio management is on adherence to stated strategy, investment pace, and overall investment performance. The Investment Adviser will actively monitor the Fund's investments. Through written and telephone communication and in-person meetings, the Investment Adviser will maintain close relationships with the managers of the Underlying Funds in order to protect the interests of the Fund and its Members. Representatives of the Investment Adviser plan to regularly attend fund investor meetings. To keep abreast of each Underlying Fund's activities, the Investment Adviser will review their periodic reports as well as the reports of the underlying portfolio companies in which the Underlying Funds invest.

Valuation

      The Valuation Committee of the Board of Managers will value the Fund's assets in good faith based upon relevant available information. The Valuation Committee expects that, in most cases, it will value the Fund's assets based on the valuations reported to it by the managers of the Underlying Funds in which the Fund invests, adjusted by the Valuation Committee in its sole discretion as it deems appropriate to reflect the fair market value of the Underlying Funds and their interests in portfolio companies or other assets. The Valuation Committee will be comprised of the independent members of the Board of Managers. The recommendations of the Valuation Committee will be ratified by the full Board of Managers.

                                  RISK FACTORS

      The Units offered hereby involve a high degree of risk, including, but not limited to, the risk factors described below. Each prospective investor should carefully consider the following risk factors inherent in and affecting the business of the Fund and this offering before making an investment decision. Prospective investors should consider the information set forth under "Management."

Risks Related to the Fund

      Lack of Operating History

      While the key personnel of the Investment Adviser, Managing Member and their affiliates have considerable experience in private equity investing, the Fund has recently been formed and has no operating history of its own upon which an investor may base an evaluation of the likely performance of the Fund. See "Management."

      Minimum Proceeds; Portfolio Diversification

      The Fund will begin operations upon the receipt of proceeds from its initial closing after the receipt of subscriptions for capital commitments of $50,000,000 (or such lesser amount as may be determined by the Managing Member in its sole discretion). To the extent that the Fund makes fewer investments, it may be subject to greater risks from developments adversely affecting one or a limited number of Underlying Funds. If the

Fund receives only the minimum amount of subscriptions, it will have fewer assets to invest and will likely acquire fewer investments than it would if it received more Subscriptions. This would increase the Fund's volatility and risk. See "The Offering."

      Reliance on the Investment Adviser and Managing Member

      The investment decisions of the Fund will be made by the Investment Adviser; and the Managing Member will be responsible for the day-to-day management of the Fund. Members will not make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the Fund's business and affairs, nor will Members receive the detailed financial information made available by issuers to the Investment Adviser and the Managing Member in connection with the review of possible purchases for the Fund. The loss of key personnel of the Investment Adviser and the Managing Member could have a material adverse effect on the performance of the Fund. Accordingly, investors must be willing to entrust all management aspects of the Fund to the Investment Adviser and the Managing Member. See "Management."

      Reliance on Underlying Fund Management

      The Fund will be investing in the Underlying Funds. The Fund will not have an active role in the day-to-day management of the Underlying Funds in which the Fund invests. Moreover, the Fund will not have the opportunity to evaluate the specific investments made by any Underlying Fund. Accordingly, the returns of the Fund will primarily depend on the performance of these Underlying Fund managers and could be substantially adversely affected by the unfavorable performance of the Underlying Funds' managers.

      Financial and Business Risk

      The Fund's investments in Underlying Funds will generally involve a significant degree of financial and/or business risk. Companies in which Underlying Funds invest generally are highly leveraged and, therefore, are more sensitive to adverse business or financial developments or economic factors.
These portfolio companies may face intense competition, changing business or economic conditions or other developments that may adversely affect their performance. Business risks may be more significant in smaller companies or those that are embarking on a buildup or operating turnaround strategy. If for any of these reasons a portfolio company is unable to generate sufficient cash flow to meet principal or interest payments on its indebtedness or make regular dividend payments, the value of the Fund's investment could be significantly reduced or even eliminated.

      Inadequate Return

      There can be no assurance that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Investors should have the ability to sustain the loss of their entire investment in the Fund.

      Long-Term Investment

      Even if the investment strategy of the Fund proves successful, it is unlikely to produce a realized return to the members for a number of years.

      Illiquidity of Private Equity Investments

      The Fund's investment in the Underlying Funds will be illiquid. An investor in an Underlying Fund is expected to hold its investment for the entire term of the Underlying Fund, which is typically ten years or more. The Fund would therefore need to hold its investment in an Underlying Fund for a significant period of time with no ability to transfer or redeem its interest.

      Lack of Portfolio Liquidity

      The securities or other financial instruments or obligations of portfolio companies in which an Underlying Fund invests may, at any given time, be very thinly traded or may be assets for which no market exists, or which are restricted as to their transferability under U.S. federal or state or non-U.S. securities laws. In some cases, the Underlying Funds may also be prohibited by contract from selling securities of portfolio companies or other assets for a period of time or otherwise be restricted from disposing of such securities or other assets. In other cases, the investments of an Underlying Fund may require a substantial length of time to liquidate. Consequently, there is a significant risk that an Underlying Fund will be unable to realize its investment objectives by sale or other disposition of its securities or other assets at attractive prices, or will otherwise be unable to complete any exit strategy with respect to its portfolio companies. These risks can be further increased by changes in the financial condition or business prospects of the portfolio companies, changes in national or international economic conditions, and changes in laws, regulations, fiscal policies or political conditions of countries in which portfolio companies are located or in which they conduct their businesses.

      In addition, an Underlying Fund may distribute its investments "in-kind" to its investors, including the Fund. The Fund may hold and/or sell these "in-kind" securities itself. If the Underlying Funds make in-kind distributions of these investments, which may be composed of illiquid securities, there can be no assurance that the Fund would be able to dispose of these investments or that the value of these investments will ultimately be realized.

      Illiquidity of Units; Restrictions on Transfer

      Units of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Units without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and compliance with applicable securities and tax laws. The consent of the Managing Member to a request by a Member to transfer his, her, or its Units to a family member, trust, or other similar person or entity for estate planning purposes will not be unreasonably withheld. Substituted or additional Members may be admitted only with the consent of the Managing Member, which will consider the suitability of the Units as an investment for such prospective Member and which may require such prospective Member to provide the Fund with an opinion of counsel regarding the tax or regulatory effects of such admission. A Member will be responsible for all costs associated with an attempted or realized transfer of any portion of its Units, whether or not the Managing Member consents to such transfer.

      Insufficient Opportunities

      The business of investing in buyouts and other private equity situations by the Underlying Funds in which the Fund invests is highly competitive. The Fund will rely on the managers of Underlying Funds to identify attractive investment opportunities. However, the investment process of any Underlying Fund also involves a high degree of uncertainty. Even if an attractive investment opportunity is identified, there is no certainty that an Underlying Fund will be permitted to invest in such opportunity (or invest such opportunity to the fullest extent desired). Accordingly, there can be no assurance that the Fund will be able, through the Underlying Funds, to identify and complete attractive investments in the future or that it will be able to invest fully its committed capital.

      Valuation

      The Valuation Committee of the Board of Managers will value the Fund's assets in good faith based upon relevant available information. The Valuation Committee will rely in part on valuations reported to it by the managers of the Underlying Funds. There can be no assurance that the valuations provided by the Valuation Committee or the sponsors of the Underlying Funds will ultimately reflect the actual market price that would be realized by the Fund upon sale of the asset.

      Leverage

      The Underlying Funds in which the Fund invests may acquire securities issued by portfolio companies with leveraged capital structures. In addition, the Underlying Funds may use leverage to acquire portfolio company securities. The use of leverage may cause the Underlying Funds and their portfolio company investments to be subject to increased exposure to adverse economic factors such as a significant rise in interest rates, a severe downturn in the economy, or deterioration in the condition of such portfolio company or its industry.

      The Fund will generally seek to avoid investing in Underlying Funds that generate unrelated business taxable income due to borrowing; however, tax-exempt investors should be aware that borrowing by Underlying Funds likely would be attributed to the Members of the Fund and thus likely would result in a portion of the income, if any, from the Fund being characterized as debt-financed income subject to the tax on unrelated business taxable income.

      Non-U.S. Investments

      Some Underlying Funds may invest in a number of different countries. Such investments may be made in countries or economies which may prove unstable. Depending on the country in which an Underlying Fund invests, or a portfolio company is located, there may exist the risk of adverse political developments, including nationalization, confiscation without fair compensation, or war. In addition, in the case of investments in securities that are not denominated in U.S. dollars, any fluctuation in currency exchange rates will affect the value of such investments and the returns ultimately achieved by the Fund.

      Laws and regulations of other countries may impose restrictions that would not exist in the United States. A non-U.S. investment may require significant government approvals under corporate, securities, exchange control, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in the United States. In addition, some governments from time to time impose restrictions intended to prevent capital flight, which may for example involve punitive taxation (including high withholding taxes) on certain securities transfers or the imposition of exchange controls making it difficult or impossible to exchange or repatriate the local currency.

      No assurance can be given that a given political or economic climate or that particular legal or regulatory risks might not adversely affect an investment by the Fund.

      Multiple Fees and Expenses

      Members will pay certain fees (e.g., the Management Fee) and expenses of the Fund and will indirectly bear the fees (e.g., management fees to the sponsors of Underlying Funds) and expenses of the Underlying Funds in which the Fund invests. This will result in greater expense and lesser return on investment than if such fees were not charged. Similarly, the Fund may pay Incentive Carried Interest to the Managing Member, and may pay carried interest to a sponsor of an Underlying Fund.

      Control Positions

      The Underlying Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise, and other types of related liability. If such liabilities were to occur, the Fund would likely suffer losses in its investments.

      Hedging

      The Underlying Funds in which the Fund invests may engage in hedging transactions, such as hedging for currency and interest rate risks as well as other risks. Hedging techniques could involve a variety of derivative transactions, including transactions in forward contracts and swaps. While these hedging transactions may attempt to reduce certain risks, these transactions themselves entail other risks. Unanticipated changes in securities prices or other rates may result in a poorer overall performance for a party than if it had not entered into any transactions involving hedging techniques. In the event of an imperfect correlation between a position in a hedging instrument and a portfolio position that it is intended to protect, the desired protection may not be obtained, and a party may be exposed to risk of loss. In addition, it is not possible to hedge fully or perfectly against any particular risk.

      Recourse to the Fund's Assets

      The Fund's assets, including any investments made by the Fund and any capital held by the Fund, are available to satisfy all Fund liabilities. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the investment giving rise to the liability.

      Unspecified Use of Proceeds

      Inasmuch as the Fund has not identified the particular uses for the net proceeds from this offering other than to make investments on the basis of opportunities as they may arise, prospective investors must rely on the ability of the Investment Adviser and Managing Member to identify and make portfolio investments consistent with the Fund's investment objective. Investors will not have the opportunity to evaluate personally the relevant economic, financial and other information which will be utilized by the Investment Adviser and Managing Member in deciding whether or not to make a particular investment or to dispose of any such investment. See "Use of Proceeds."

Potential Conflicts of Interest

      The Investment Adviser and its affiliates and employees engage in a broad spectrum of activities, including banking, financial advisory services, sponsoring and managing investment funds, engaging in broker-dealer activities, and other activities. In the ordinary course of business, these institutions or individuals may engage in activities when their interests or the interests of their clients may conflict with the interests of the Fund and the Members. The following discussion enumerates certain potential and actual conflicts of interest. By acquiring Units in the Fund, each Member will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and to have waived any claim with respect to the existence of any such conflict of interest.

      Incentive Carried Interest

      The Managing Member, an affiliate of the Investment Adviser, may receive an incentive carried interest from the Fund. Such arrangement may create an incentive for Investment Adviser and Managing Member to select investments for the Fund that involve greater risk than it would select if it did not receive a portion of such capital gains.

      Conflicts as to Investment Opportunities

      The Investment Adviser and its affiliates may make investments for their own accounts and may be in competition with the Fund for such investments. In addition, the Investment Adviser and its affiliates serve as investment adviser for their fiduciary accounts and other private or public investment vehicles that have investment objectives identical or similar to those of the Fund. While the Investment Adviser is obligated to endeavor to provide the Fund with continuing and suitable investment opportunities consistent with its investment objective and policies, the Investment Adviser is not required to present to the Fund any particular opportunity that falls within the investment objective and policies of the Fund. The Investment Adviser will endeavor to offer to the Fund, on an equitable basis, investment opportunities that would be suitable for both the Fund and other accounts for which the Investment Adviser provides discretionary investment advisory services. The Investment Adviser may also determine that a particular investment opportunity is appropriate for another client or for itself or its affiliates, officers, directors, partners, members or employees, but that such investment opportunity is not appropriate for the Fund. The Investment Adviser will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all and consistent with its fiduciary duties.

      Allocation of Management Time and Services

      The Fund will not have independent officers or employees and will rely upon the Investment Adviser, the Managing Member and their affiliates for management of the Fund and its assets. The Investment Adviser and Managing Member believe that they and their affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Fund. Conflicts of interest may arise in allocating management time, services or functions between the Fund and other entities for which the Investment Adviser, the Managing Member and their affiliates may provide similar services. The officers and employees of the Investment Adviser and the Managing Member will devote such time to the affairs of the Fund as they, in their sole discretion, determine to be necessary for the conduct of the business of the Fund.

      Allocation of Investment Opportunities

      The Investment Adviser, with the approval of the Investment Committee, will be responsible for the Fund's investments and how to allocate the Fund's investments among the selected Underlying Funds. However, the Private Fund will make parallel investments in the Underlying Funds on identical terms and, therefore, the amount invested in the Underlying Funds by the Fund could be reduced as a result of the parallel investment by the Private Fund. In addition, the Investment Adviser may organize a new fund with investment objectives that are the same as those of the 2003 Buyout Funds once the 2003 Buyout Funds have each committed at least 75% of their total respective capital to the Underlying Funds.

      Relationships with Underlying Funds

      The Investment Adviser and its affiliates have existing and potential relationships with a number of sponsors of, and investment advisers and other service providers to, Underlying Funds, as well as with companies in which Underlying Funds may invest. In providing services to the Fund, the Investment Adviser and its affiliates may face conflicts of interest with respect to former or future activities with such sponsors or other persons, on the one hand, and the Fund, the Members, or the Underlying Funds in which the Fund invests, on the other hand. These relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

      Interests in Portfolio Companies

      The Underlying Funds may own publicly or privately traded securities in companies in which the Investment Adviser or its affiliate is an investor, to which the Investment Adviser or its affiliate is a lender, or makes a market or with respect to which the Investment Adviser or its affiliate is otherwise a source of capital. The Investment Adviser's trading activities will be carried out generally without reference to positions held by the Underlying Funds or the Fund, and may have an effect on the value of the positions so held, or may result in the Investment Adviser having an interest in the issues adverse to that of the Underlying Funds or the Fund.

      Affiliated Transactions

      The Investment Company Act restricts transactions between the Fund, companies controlled by the Fund, and any "affiliated person" of the Fund (as defined in the Investment Company Act) including, among others, the Fund's officers, members of the Fund's board of managers, principal Fund Unitholders, employees, the Investment Adviser, the Managing Member, certain of their affiliated persons and other affiliates of the Fund. In many cases, the Investment Company Act prohibits transactions unless the

Fund first  applies  for and  obtains an  exemptive  order from the  Commission.
Delays and costs involved in obtaining necessary approvals may decrease the profitability of such transactions or make it impracticable or impossible to consummate such transactions. Further, provisions of federal and state banking regulations impose restrictions on certain types of transactions between a bank and its affiliates. The Fund does not believe that an order from the Commission would ordinarily be required for the transactions discussed above under "Relationships with Underlying Funds." Certain other transactions may require an order from the Commission. The Fund may in the future engage in such activities, but does not have a present plan to do so. The Fund does not intend to engage in such transactions unless it has obtained an order from the Commission or determined that an order is not required.

      Compensation for Services

      It is possible that U.S. Trust Company or its affiliates may seek to perform banking, investment management, brokerage or other financial services for, and will in such cases expect to receive customary compensation from, the Underlying Funds in which the Fund invests and the sponsors of these Underlying Funds, portfolio companies or other parties in connection with transactions related to such investments, or otherwise. Such compensation will not be shared with the Fund or its investors.

Federal Income Taxation

      Tax Status. At the first subscription closing, the Fund will receive an opinion of its counsel to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes. Such opinion will be based upon the maintenance of certain factual and other conditions, the continuation of which cannot be assured. No ruling has been or will be sought from the IRS regarding the status of the Fund as a partnership or any other issue. An opinion of counsel is not binding on the IRS or any court.

      A limited liability company (such as the Fund) that is classified as a publicly traded partnership would be treated as a corporation for federal income tax purposes. If the Fund was treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the Members would result. The entity would be subject to tax on its income at corporate tax rates, without a deduction for any distribution to the Members of such entity, thereby materially reducing the amount of any cash available for distribution to the Members. In addition, the members of the entity would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the entity would not be passed through to the Members, and all distributions by the entity to its Members would be treated as dividends, return of capital and/or gains. See "Certain Federal Income Tax Considerations--Tax Status of the Fund."

      Taxation of Members on Profits and Losses. The Fund, if treated as a partnership for tax purposes as discussed above, will not be subject to federal income tax. Rather, each Member in computing his, her or its federal income tax liability will be required to take into account his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the Fund ending within or with such taxable year of the Member, regardless of whether the Member has received any distributions from the Fund. Prospective investors should also be aware that they will be subject to various limitations on their ability to deduct their allocable share of Fund losses (or items of loss and deduction thereof). For these and various other reasons, it is possible that a Member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular year could exceed the cash distributions to the Member for the year, thus giving rise to an out-of-pocket payment by the Member. See "Certain Federal Income Tax Considerations--Taxation of Members of the Fund."

      General. In view of the complexity of the tax aspects of the offering, particularly in light of recent changes in the law and the fact that certain of the tax aspects of the offering will not be the same for all investors, prospective investors may wish to consult their own tax advisers with specific reference to their own tax situations prior to investing in the Fund. No assurance can be given that the current federal income tax treatment applicable to an investment in the Fund will not be modified by legislative, administrative or judicial action in the future. Any such changes may retroactively affect existing transactions and investments. Prospective investors may also wish to consult their own tax advisers with respect to the effects of applicable state, local and non-U.S. tax laws.

      The foregoing is a summary of certain significant federal income tax risks relating to an investment in the Fund. This summary should not be interpreted as a representation that the matters referred to herein are the only tax risks involved in this investment or that the magnitude of such risks is necessarily equal. For a more detailed discussion of these and other federal income tax risks of an investment in the Fund, see "Certain Federal Income Tax Considerations."

      Tax-exempt Investors. Although the Managing Member will generally seek to avoid investing in Underlying Funds that generate unrelated business taxable income from borrowing, if the Underlying Funds borrow money to acquire investments, such borrowing likely would be attributable pro rata to tax-exempt investors in the Fund, thus resulting in unrelated business taxable income. Tax-exempt investors should consult their tax advisors regarding this situation and their investment in the Fund.

Liability of Members

      Members will not be liable for any obligations of the Fund in excess of their capital account balance, plus their share of undistributed profits. However, if a Member receives a distribution from the Fund, and, after such distribution, the liabilities of the Fund exceed the fair value of the Fund's assets (and such Member had knowledge of this fact at the time of the distribution) such Member may be required to return such distribution to the Fund. The Fund has no intention of making such distributions.

Members will not have the right to a return of the subscription amount except in accordance with the distribution provisions of the Operating Agreement.

General Risks of Investments

      Competition for Investments

      The Fund expects to encounter competition from other entities and individuals having similar investment objectives that seek investment in the
Underlying   Funds.   This  may  impact  the  availability  of  Underlying  Fund investments.

      In addition, it is possible that there may be circumstances under which an additional investment would be considered an affiliated transaction, requiring prior Commission approval. The receipt of an exemptive order from the Commission could be time consuming and costly, and there can be no assurance that such approval would be obtained. See "Potential Conflicts of Interest--Affiliated Transactions."

                                  THE OFFERING

      The Fund is offering investors the opportunity to subscribe to make capital contributions to the Fund in exchange for membership interests in the Fund (the "Units"). The Fund is offering up to 100,000 Units through Charles Schwab & Co., Inc., a registered broker-dealer and the Fund's distributor (the "Distributor"). The Distributor is under common control with an affiliate of the Investment Adviser. Generally, units will be sold by the Distributor to investors who are customers of the Investment Adviser or its affiliates. The offering will terminate September 30, 2003, subject to extension by the Managing Member to a date not later than December 31, 2003 (the "Termination Date"). If subscriptions for at least $50 million (or such lesser amount as determined by the Managing Member in its sole discretion) (the "Minimum Subscription Amount") have not been received by the Termination Date, the Managing Member may elect to terminate the offering and all proceeds from the offering will be refunded to investors with any interest earned thereon and without any deductions. See "Risk Factors--Minimum Proceeds; Portfolio Diversification." The minimum subscription is $25,000. The Fund has the right to waive the minimum at its discretion.

      Each investor will be required to complete, execute and deliver to the Fund an executed copy of the Subscription Agreement, which will form a binding contract of the investor. The Fund will not commence accepting subscriptions until it has set a date for its first closing. The Fund intends to notify investors of the date upon which it will begin accepting subscriptions. Any subscriptions received before such date will be returned promptly. Pursuant to the Subscription Agreement an investor's subscription amount is required to be paid on or before the final subscription closing date (not later than September 30, 2003, subject to extension). Units may be purchased only by persons who represent to the Fund that he, she or it (i) has at least $750,000 under the management of the Investment Adviser and its affiliates, or (ii) prior to his, her or its subscription to the Fund (a) has a net worth of more than $1,500,000 or (b) has $5 million in investments (if an individual) or $25 million in investments (if an institution), and who make the other representations included in the Subscription Agreement to be entered into by each investor.

      Payments transmitted by subscribers to the Fund, or to the Distributor, for investment in the Fund prior to the applicable closing date will be deposited in an interest-bearing bank escrow account with PNC Bank, Delaware pending each closing. Any checks should be made payable to PNC Bank Delaware, as "Escrow Agent," and must be transmitted by the Distributor directly to PFPC Inc. as Escrow Administrator by noon of the next business day after receipt. Funds deposited into escrow accounts will be invested in accordance with Rule l5c2-4 of the Exchange Act until the relevant subscription closing or the termination of the offering. In the event the Fund rejects a subscriber's Subscription Agreement or a subscriber elects to withdraw his subscription prior to his or her subscription closing date, PFPC Inc. will promptly deliver to such subscriber all funds received; any interest earned on such funds will be returned within five business days of the next subscription closing after such rejection or withdrawal.

      The Fund expects that a first subscription closing will be held on or about the fifth business day after the Fund receives subscriptions totaling at least the Minimum Subscription Amount. The Fund may continue to offer the remaining unsold Units and accept subscriptions for such Units from time to time at subsequent closings until the Termination Date. If the Minimum Subscription Amount is received, any charges or expenses associated with the escrow account will be paid by the Investment Adviser or an affiliate.

                                 USE OF PROCEEDS

      The net proceeds to the Fund from this offering will be $100,000,000 if all Units are sold and before deducting organizational and initial offering expenses estimated to be approximately $250,000. Organizational and offering expenses will be payable from the offering proceeds and will be deducted from members' capital accounts.

      It is anticipated that there will be a significant period of time (up to three years) before the Fund becomes fully invested. Although the Fund intends to invest or commit to invest more than 50% of the proceeds from the offering in Underlying Funds within two years after the final subscription closing date, a delay is common for investing in private funds. Further, investments in Underlying Funds may typically take from two to seven years from the date of initial investment to reach a state of maturity at which disposition can be considered. In light of the foregoing, it is unlikely that any significant distribution of the proceeds from the disposition of Underlying Funds will be made until the later years of the existence of the Fund. Pending investment in the Underlying Funds, the Fund will invest available cash in cash equivalents and other short-term money market instruments. See "Risk Factors--Illiquidity of Private Equity Investments."

                                   MANAGEMENT

Board of Managers, Officers and Investment Professionals

      Pursuant to the Fund's Operating Agreement, the business and affairs of the Fund will be managed under the direction of the Managing Member subject to the supervision of the Fund's Board of Managers. The following are descriptions of the members of the Board of Managers and the officers of the Fund, key employees of the Investment Adviser, as well as the members of the Managing Member's Investment Committee. Unless otherwise noted, each member of the Managing Member's Investment Committee has been employed by U.S. Trust for at least the previous five years. __________ may be deemed an "interested person" of the Fund, as defined in the Investment Company Act, on the basis of his affiliation with U.S. Trust.

Board of Managers - [TO BE DETERMINED]

Board of Managers Compensation

        Each member of the Board of Managers will receive $____ annually and $____ per Fund meeting attended, paid by the Fund. Members of the Board of Managers are also entitled to reimbursement of their actual out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Managers. The Fund does not have a Stock Option plan, other long-term incentive plan, retirement plan or other retirement benefits.

                          ESTIMATED COMPENSATION TABLE

                                        PENSION OR
                                        RETIREMENT
                                        BENEFITS     ESTIMATED
                                        ACCRUED AS   ANNUAL        TOTAL
                         AGGREGATE      PART OF      BENEFITS      COMPENSATION
                         COMPENSATION   FUND         UPON          FROM FUND
NAME OF PERSON, POSITION FROM THE FUND  EXPENSES     RETIREMENT    COMPLEX*

                        $              0             0            $   (__ Funds)
                        $              0             0            $   (__ Funds)
                        $              0             0            $   (__ Funds)
                        $              0             0            $   (__ Funds)

______________

* The total compensation paid to such persons by the Fund and the Fund Complex is estimated for the fiscal year ending December 31, 2003. The parenthetical number represents the number of investment companies (including the Fund) from which such person receives compensation that are considered part of the same Fund Complex as the Fund.

** Interested person of the Fund.

Investment Adviser/Managing Member; Compensation

Investment Adviser. U.S. Trust Company, acting through its registered investment advisory division, U.S. Trust - Connecticut Fund Advisers Division, will be the Investment Adviser to the Fund. Founded in 1853, U.S. Trust is one of America's oldest investment management and trust companies. As of September 30, 2002, U.S. Trust had $80 billion in assets under management. U.S. Trust is wholly owned by The Charles Schwab Corporation, one of the nation's largest financial services firms, which together with all its subsidiaries, had over $727 billion in clients' assets as of September 30, 2002.

      U.S. Trust offers a broad array of financial services and has extensive relationships in the financial community, working closely with financial sponsors, investment bankers and other financial intermediaries. U.S. Trust has been active in the private markets and has had a formal private equity program since 1995.

      Under the supervision of the Board of Managers of the Managing Member, the Investment Adviser is responsible for finding, evaluating, structuring and monitoring the Fund's investments and for providing or arranging for management services for the Fund. The investment professionals in charge of the day-to-day management of the Fund have extensive experience in private equity investing. See "Officers" below. The Investment Adviser will be entitled to the Management Fee pursuant to terms of the Investment Advisory Agreement.

      Management Fee. The Fund will pay the Investment Adviser, on a quarterly basis, a management fee at an annual rate equal to 1.00% of the net asset value of the Fund. The management fee is determined and payable in arrears on the last day of each fiscal quarter. The Investment Adviser has agreed to waive this fee and/or reimburse the Fund's operating expenses to the extent necessary to maintain the Fund's total annual expenses at 2.00% of the Fund's net assets. The Investment Adviser has also agreed to waive the management fee during the subscription period, which will end on the final subscription closing date.

      Investment Advisory Agreement. The Fund will enter into an investment advisory agreement with the Investment Adviser. The Investment Advisory Agreement provides that the Investment Adviser shall, subject to the supervision of the Board of Managers, identify, monitor and dispose of the Fund's investments and provide management and administrative services as may be reasonably requested by the Fund. The Fund also uses the services of an administrator, PFPC Inc.

      Under the Fund's Investment Advisory Agreement, the Fund is obligated to bear all costs and expenses directly allocable and identifiable to the Fund or its business or investments, including, but not limited to, fees and expenses of the Board of Managers; fees and expenses of the Investment Adviser; fees and expenses of registering the Fund's Units under federal and state securities laws; interest; taxes; fees and expenses of the Fund's legal counsel and independent accountants; fees and expenses of the Fund's administrator (PFPC Inc.), transfer agent and custodian; expenses of printing and mailing Unit certificates, reports to members, notices to members and proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio investments or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its actual investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of members' meetings; fees payable to the National Association of Securities Dealers, Inc. (the "NASD"), if any, in connection with this offering; indemnification costs and expenses; fees and expenses of legal counsel to the members of the Board of Managers who are not interested persons of the Fund (within the meaning of the Investment Company Act); and the Fund's other business and operating expenses.

      The Investment Advisory Agreement provides for indemnification by the Fund of the Investment Adviser, its affiliates and their officers, directors, employees, members and agents from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) incurred by them in connection with, or resulting from, their actions or inactions in connection with the performance of, or under, the Fund's Investment Advisory Agreement. Indemnification is only available to the extent the loss, claim, damage, liability or expense did not result from willful misfeasance, bad faith or gross negligence in the performance by the persons seeking indemnification of their duties under the Fund's Investment Advisory Agreement, or the reckless disregard of their obligations and duties under the Fund's Investment Advisory Agreement.

      The Fund's Investment Advisory Agreement provides that it will continue in effect for two years and that, after the initial period of effectiveness will continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Board of Managers of the Fund who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such continuance, and either: (i) the vote of a majority of the outstanding Units of the Fund; or (ii) the vote of a majority of the full Board of Managers of the Fund. The Fund's Investment Advisory Agreement also provides that it be terminated at any time, without the payment of any penalty, either by: (i) the Fund, by action of the Board of Managers or by vote of a majority of the outstanding Units of the Fund, on 60 days' written notice to the Investment Adviser; or (ii) the Investment Adviser on 90 days' written notice to the Fund. The Fund's Investment Advisory Agreement will terminate immediately in the event of its "assignment" (as defined in the Investment Company Act).

The Managing Member

      Excelsior Corporate Finance Management, LLC will serve as the Managing Member of the Fund. The Managing Member will have responsibility for the Fund's overall management and overseeing the day-to day business and operations of the Fund subject to the Board of Managers. The Managing Member has full, exclusive and complete authority in the management and control of the business of the Fund for the purposes stated in the LLC Agreement and makes all decisions affecting the business of the Fund subject to the Board of Managers. The Managing Member will be entitled to receipt of the Incentive Carried Interest in accordance with the terms of the LLC Agreement. See "Summary of Terms -- Incentive Carried Interest."

      The Managing Member shall be responsible for maintaining the capital accounts of the Members of the Fund as well as making determinations of allocations to the capital accounts of the Members and distributions to the members.

Investment Operations

      Under the supervision of the Board of Managers, the Investment Adviser is responsible for finding, evaluating, structuring and monitoring the Fund's investments and for providing or arranging for management services for the Fund. The investment professionals in charge of the day-to-day management of the Fund have extensive experience in private equity investing.

The Investment Committee of the Managing Member

      The Investment Committee of the Managing Member consists of a group of senior investment management professionals at U.S. Trust with considerable portfolio management and private equity knowledge. The Investment Committee will be responsible for giving high level guidance to the Fund and for approving the Underlying Fund investments. The Chief Investment Officer of the Fund, following the review and approval of the Investment Committee, will be authorized to make investment decisions on behalf of the Fund.

The current members of the Investment Committee are listed below:

Frederick B. Taylor. Chairman of the Investment Committee. Mr. Taylor (61) is Vice Chairman and Chief Investment Officer of U.S. Trust Corporation, a position he has held since 1990. He serves on the Management Committee of The Charles Schwab Corporation. Mr. Taylor also serves as Chairman of U.S. Trust's Portfolio Policy Committee. He has been with U.S. Trust for over 30 years, and has been responsible for developing and implementing investment policy since 1981. Mr. Taylor received his B.A. degree from Wesleyan University, with distinction, and his M.B.A. degree from the University of Pennsylvania, Wharton School. He is a member of the New York Society of Security Analysts and the Association for Investment Management and Research. His address is 114 East 47th Street, New York, NY 10036.

John J. Apruzzese. Mr. Apruzzese (45) is the Chief Investment Officer for the U.S. Trust New York Region. He has been a portfolio manager at U.S. Trust since 1984.

Previously, Mr. Apruzzese was a staff member of the Labor and Human Resources Committee of the U.S. Senate and worked on federal budget matters. He received his B.A. from Bucknell University and his M.B.A. from New York University. Mr. Apruzzese is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and a member of the Board of Advisers of Outward Bound. His address is 114 East 47th Street, New York, NY 10036.

William T. Armitage. Mr. Armitage (38) is a Senior Vice President of CTC Consulting Inc., which is part of U.S. Trust. At CTC, Mr. Armitage is in charge of the private equity group and is responsible for advising large clients on investments in venture capital and leveraged buyout funds. In aggregate, Mr. Armitage has advised clients with $1.25 billion in commitments to private equity, investments encompassing approximately 140 fund managers. Mr. Armitage has been at U.S. Trust since 1998. In addition to his work at CTC, Mr. Armitage has 16 years of personal investment experience. His experience includes asset allocation studies, manager research, investment policy development and private company valuations. Mr. Armitage received a B.A. in Business Administration with an emphasis in Finance and Economics from Lewis and Clark College. He completed his M.B.A. with a concentration in Finance at the University of Washington. His address is 4380 S.W. Macadam Avenue, Portland, OR 97239.

Timothy A. Barker. Mr. Barker (45) is Managing Director and Investment Strategist in the Family Wealth Management Group, which manages assets for clients of U.S. Trust with a net worth in excess of $100 million. He is responsible for assisting clients in developing and implementing asset allocation strategies. Prior to joining U.S. Trust, Mr. Barker served as chief investment officer at a large family office. He also served as a consultant for Prudential Securities as well as a regional vice president and account manager at The Ayco Corporation. Mr. Barker graduated from Siena College with a B.A. in Political Science and earned his J.D. from Albany Law School. Mr. Barker is a member of the Board of Associate Trustees for Siena College. In addition, he serves on the Board of Directors for both the St. Anne Institute Foundation and St. Peter's Addiction and Recovery Center. His address is 114 East 47th Street, New York, NY 10036.

Portfolio Managers

Senior members of the Investment Adviser's Private Equity Group will be responsible for the day-to-day activities of the Fund in their capacities as officers of the Fund and the Managing Member, including, for example:

        o    Fund sourcing

        o    Due diligence

        o    Fund evaluation and selection

        o    Investment monitoring and portfolio management

        o    Fund administration

The officers have substantial experience in private equity, including researching, structuring, negotiating and managing private equity investments. The team understands the intricacies of successful deal making and of realizing returns once a deal has been made. These investment experiences allow the principals to bring a thorough understanding of the investment process, as well as a network of contacts within private equity, to the management of the fund.

The broad private equity experience of these individuals is described below:

Douglas A. Lindgren. Mr. Lindgren (41) is the Principal Executive Officer and Chief Investment Officer of the Fund and Principal Executive Officer of the Managing Member. He is also a Managing Director of U.S. Trust Company. He heads U.S. Trust's Alternative Investments Division and is Co-Chief Executive Officer and Chief Investment Officer of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and Excelsior Private Equity Fund II, Inc., and Co-Chief Executive Officer of UST Private Equity Investors, Inc. In his role as head of U.S. Trust's Alternative Investments Division, Mr. Lindgren oversees groups making direct and fund investments across a variety of investment categories, including private equity, hedge funds and real estate. He has managed all facets of the investment process and has led numerous private equity investments across a variety of sectors since entering the business in 1988. Through these activities, he has established relationships with placement agents, investment bankers and principals in the private equity community. While at U.S. Trust, he has served on the board of directors of both private and public companies. Prior to joining U.S. Trust in April 1995, Mr. Lindgren served in various capacities for Inco Venture Capital Management ("IVCM") from January 1988 through March 1995, including President and Managing Principal from January 1993 through March 1995. While at IVCM, Mr. Lindgren invested in venture capital and buyout transactions and served on the board of directors of several of its portfolio companies. Before joining IVCM, Mr. Lindgren was employed by Salomon Brothers Inc. and Smith Barney, Harris Upham & Co., Inc. He is an Adjunct Professor of Finance at Columbia University's Graduate School of Business, where he has taught courses on venture capital since 1993. Mr. Lindgren holds a M.B.A. and B.A. from Columbia University. He serves on the United States Trust Company of New York Portfolio Policy Committee.

James F. Rorer. Mr. Rorer (33) is Vice President of the Fund and the Managing Member. He is also a Vice President of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, and the U.S. Trust Company. At U.S. Trust, Mr. Rorer has been responsible for sourcing, evaluating, structuring and managing a broad array of investments in private companies. He has also been active in making investments in private equity funds, building a network among a variety of sponsors and intermediaries in the process. Prior to joining U.S. Trust in May 1999, he worked at Bain & Company, a leading global strategic consulting firm, from September 1996 until April 1999. He was a consultant in the Private Equity Practice, providing strategic due diligence services to large private equity firms. Mr. Rorer worked on projects with a number of prominent of buyout firms and gained direct exposure to their investment process and approach, while developing a broad network in this field. In addition, Mr. Rorer also spent time in Bain's standard consulting practice, working with companies on a variety of strategic issues in a number of different industries including automotive, electric power, telecommunications, consumer products and financial services. Mr. Rorer also worked at CS First Boston from 1992 to 1994, where he was in the Financial Institutions Group performing financial analysis and working on a variety of mergers and acquisitions and IPOs. Mr. Rorer graduated from Duke University, Phi Beta Kappa, with a degree in Economics and Mathematics. He holds a M.B.A. from Harvard Business School.

The following individuals are also officers of the Fund:

Brian F. Schmidt. Mr. Schmidt (44) is Chief Financial Officer of the Fund and a Senior Vice President of U.S. Trust Company. Mr. Schmidt is the Chief Financial Officer of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Private Equity Fund II, Inc., and UST Private Equity Investors. He is the Division Manager of Mutual Funds with U.S. Trust Company. He is responsible for the operation and administration of the Excelsior Family of Funds and the U.S. Trust Company Common Trust Funds. Mr. Schmidt joined U.S. Trust in 1991. Mr. Schmidt has over 20 years of experience in financial services, concentrating in mutual funds. He received his B.S. Degree from Marist College. He is on the Accountant's and Treasurer's Committee of the Investment Company Institute.

Cynthia Englert. Ms. Englert (38) is Secretary of the Fund. Ms. Englert is a Vice President of U.S. Trust Company and Chief Administrative Officer and Secretary of Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC, Excelsior Private Equity Fund II, Inc. and UST Private Equity Investors Fund, Inc. At U.S. Trust, Ms. Englert is responsible for accounting, administration and financial reporting for the private equity funds. Prior to joining U.S. Trust in August 2001, Ms. Englert worked at Whitney & Company, a private equity and debt investment manager in Stamford, Connecticut, from May 1999 until August 2001. Ms. Englert was in the fund accounting and administration group and worked as a controller on the firm's private mezzanine debt and high yield debt funds. Previously, Ms. Englert worked as a financial analyst in the management reporting, asset-backed finance and derivatives areas at Greenwich Capital Markets, a firm that specializes in fixed income capital markets, from July 1993 until March 1999. Ms. Englert graduated from Holy Cross College with a B.A. in English and earned an M.B.A. with a concentration in Finance from the University of Connecticut.

Administrator

      The Administrator, PFPC Inc., performs certain administration, accounting and investor services for the Fund. In consideration for these services, the Fund (i) pays the Administrator a variable fee between [_____]% and [____]% based on average quarterly net assets, subject to a minimum quarterly fee of approximately $[______], (ii) pays annual fees of approximately $[______] for taxation services and (iii) will reimburse the Administrator for out-of-pocket expenses.

Custodian and Transfer Agent

      PFPC Trust Company ("PFPC Trust") will serve as the Fund's custodian in accordance with the provisions of the Investment Company Act and the rules and regulations thereunder. As such, PFPC Trust will be responsible for holding the Fund's cash and portfolio securities. PFPC Trust will also serve as the transfer agent and distribution paying agent for the Fund's Units. For its custodian, transfer agency and paying agency services, PFPC Trust will receive customary fees from the Fund. PFPC Trust's address is: PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Suite 200, Philadelphia, Pennsylvania 19153.

                                 CODE OF ETHICS

      The Fund, the Distributor and the Investment Adviser have adopted codes of ethics under Rule l7j-1 of the Investment Company Act that restrict the personal securities transactions of certain associated persons of the Fund, the Distributor and the Investment Adviser. The primary purpose of such codes is to ensure that personal trading by their respective employees does not disadvantage the Fund. U.S. Trust portfolio managers and other investment personnel who comply with the code of ethic's pre-clearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be purchased or sold by or are held in the fund(s) they advise. The codes of ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the Public Reference Room can be obtained by calling the Commission at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov or may be obtained after paying a duplicate fee, by electronic request to the following E-mail address: publicinfo@sec.gov or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

                                 CONTROL PERSONS

      Upon completion of the offering, no person is expected to have voting control over the Fund except as set forth under "The Offering."

                               PORTFOLIO TURNOVER

      Because the investments of the Fund generally require relatively long periods of time to reach maturity, it is expected that the Fund's investment turnover will be low. There is, however, no policy limitation on the ability of the Fund to sell an investment after a short period of time.

                                    VALUATION

      The Valuation Committee of the Board of Managers, in its sole discretion, will value the Fund's assets in good faith based upon relevant available information. The Valuation Committee expects that, in most cases, it will value the Fund's assets based on the valuations reported to it by the managers of the Underlying Funds in which the Fund invests, adjusted by the Valuation Committee in its sole discretion as it deems appropriate to reflect the fair market value of the Underlying Funds and their interests in portfolio companies or other assets.

      Under the supervision of and in accordance with procedures adopted by the Board of Managers, the Valuation Committee will value the Fund's portfolio quarterly and at such other times as, in the Managing Member's view, circumstances warrant.

      Prospective investors should be aware that there can be no assurance that the fair values of interests in Underlying Funds as determined under the procedures described above will in all cases be accurate to the extent that the Fund and the Valuation Committee do not generally have access to all necessary financial and other information relating to the Underlying Funds to determine independently the net asset values of those funds. The results of the Valuation Committee's valuation of securities whose market value is not readily ascertainable will be based upon the Committee's assessment of the fair value of such securities and their issuers and, therefore, are subject to interpretation and inaccuracies. The Valuation Committee's valuation of portfolio positions could have an adverse effect on the Fund's net assets if its judgments regarding appropriate valuations should prove incorrect.

Capital Accounts, Allocations and Distributions

      Capital Accounts. Investors in the Fund will become Members in the Fund, which will establish a capital account for each member. Members' capital contributions and their share of items of income and gain will be credited to their capital account, and their distributions and their share of items of loss, deduction and expense will be debited from their capital account. The Fund will establish a capital account for the Managing Member to which allocations in respect of the Incentive Carried Interest will be made as well as its Capital Contribution.

      Allocations. The income, gain, loss, deduction and expense of the Fund will be determined and allocated as of the end of each tax year (typically December 31) to the Members to reflect the distribution procedures described herein.


      In the event of the resignation or removal of the Investment Adviser or other termination without reinstatement of the Fund's investment advisory agreement with the Investment Adviser or an affiliate, the assets of the Fund will be valued in accordance with the Fund's operating agreement as of the date of resignation, removal or termination, and the Fund will be deemed to have realized gain or loss on such assets based on the valuations so assigned.

      Notwithstanding the foregoing, the Fund may, in its sole and absolute discretion, make special allocations of items of Fund income, gain, loss, deduction and expense in order to cause the capital account balances of the Members and the Managing Member to reflect the economic arrangement set forth in the following paragraph.

      Distributions. Distributions of net investment proceeds will be made by the Fund at such times and in such amounts as determined by the Managing Manager in its sole discretion.

      Distributions shall be made to the Members in accordance with the following order of priority: (a) first, 100% to the Members pro rata in accordance with their percentage interests until aggregate distributions to the Members under this clause (a) equal the sum of: (i) their capital contributions and (ii) an amount equal to a cumulative preferred 8% annual rate of return on their unreturned capital contributions as of the date of such distribution; (b) second, 100% to the Managing Member until the Managing Member has received an amount equal to 5% of all prior distributions to the Members under clause (a) above that are in excess of the Members' capital contributions; and (c) thereafter, 95% to the Members pro rata in proportion to their capital contributions and 5% to the Managing Member. Upon liquidation of the Fund, any cash or other property available for distribution will be distributed to the Members, including the Fund, and to the Managing Member pro rata in accordance with their respective capital account balances. The Managing Member's capital account balance generally will reflect the allocations that have been made to the Managing Member in respect of the Incentive Carried Interest and its capital contribution but that have not been previously distributed to the Managing Member.

                  CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

      The following is a summary of certain U.S. federal income tax consequences to the initial members who are U.S. persons. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion does not address all of the tax consequences that may be relevant to a particular member or to members subject to special treatment under federal income tax laws (e.g., banks and certain other financial institutions, insurance companies, tax-exempt organizations and non-U.S. persons). This discussion is limited to Members who hold their Units as capital assets. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Except as expressed in "Tax Status of the Fund" below, counsel to the Fund has not rendered any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. PROSPECTIVE INVESTORS MAY CHOOSE TO CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL INCOME TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS AS WELL AS THE EFFECTS OF STATE, LOCAL AND NON-U.S. TAX LAWS.

      Tax Status of the Fund. At the first subscription closing, the Fund will receive an opinion of its counsel, Paul, Hastings, Janofsky & Walker LLP, to the effect that, under current law and based on certain assumptions and representations, the Fund will be treated as a partnership and not as a "publicly traded partnership" that is treated as a corporation for federal income tax purposes.

      A limited liability company that is registered as an investment company under the Investment Company Act (in the case of the Fund) would be treated as a corporation for federal income tax purposes if it were to become a publicly traded partnership. A publicly traded partnership is a partnership (or limited liability company intended to be treated as a partnership) the interests of which are either traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof). Each of the Fund and the Investment Adviser has represented to counsel for the Fund that, among other things, neither it, nor any affiliate thereof, will participate in the establishment of an established securities market or secondary market (or the substantial equivalent thereof) for this purpose.

      In addition, the operating agreement for the Fund impose significant restrictions on transfer of interests of the respective entities in order to address this point. By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Investment Adviser, the Distributor, each other Member and any successor or assign of any of the foregoing, from and against all losses, taxes, claims, damages, liabilities, costs and expenses (including losses, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee of Units.

      Ultimately, counsel's opinion as to the treatment of the Fund as a partnership for federal income tax purposes will be based on, among other things, the maintenance of factual conditions (including those underlying the representations made to counsel), the continuation of which cannot be assured. Counsel to the Fund will not render a tax status opinion or review such factual environment after the first subscription closings.

      If the Fund was treated as a publicly traded partnership or otherwise treated as a corporation for federal income tax purposes, material adverse consequences for the members would result. The entity would be subject to tax on its income at corporate tax rates without a deduction for any distribution to the Members of such entity, thereby materially reducing the amount of any cash available for distribution to the Members. In addition, the Members of the entity would be treated as shareholders for federal income tax purposes. Thus, capital gains and losses and other income and deductions of the entity would not be passed through to the Members of the entity, and all distributions by the entity to the Members would be treated as dividends, return of capital and/or gains.

      The following discussion assumes that the Fund will continue to be treated as a partnership for federal income tax purposes.

      Taxation of Members of the Fund. By reason of the treatment of the Fund as a partnership for federal income tax purposes, the Fund itself will not be subject to federal income tax. Rather, each Member in computing its federal income tax will include his, her or its allocable share of Fund items of income, gain, loss, deduction and expense for the taxable year of the ending within or with the taxable year of the Member. Each Member's allocable share of Fund items will include his, her or its share of the Fund's allocable share of Fund items of income, gain, loss, deduction and expense.

      Nonliquidating cash distributions made by the Fund to a Member generally will not be taxable to the Member, except to the extent that the amount of such cash distributions exceeds the distributee's adjusted tax basis in his, her or its Units. However, allocations of taxable income, which are taxable to the Members, are expected generally to coincide with cash distributions. If the Fund distributes both cash and other property to a Member, the Member's adjusted tax basis in his, her or its Units will be reduced first by the cash and then by the Fund's tax basis in the other property distributed. The Member will have a tax basis in non-liquidating, non-cash distributions of property equal to the Fund's tax basis in such property (but in no event in excess of the member's adjusted tax basis in his, her or its Units reduced by the amount of any cash distributed in the same transaction).

      For federal income tax purposes, a Member's allocable share of Fund tax items will be determined by the provisions of the Operating Agreement if such allocations have or are deemed to have "substantial economic effect" or are determined to be in accordance with the Members' interests in the Fund. The allocations under the Operating Agreement are intended to satisfy such requirements. If, however, the IRS successfully challenged the Fund's allocations of income, gain, loss, deduction and expense, the redetermination of the allocations to a particular Member for federal income tax purposes may be less favorable than the allocations set forth in the Operating Agreement.

      The Fund may derive taxable income from a Fund investment that is not matched by a corresponding receipt of cash. This could occur, for example, if the Fund makes an investment in certain non-U.S. corporations. See "Phantom Income from Fund Investments in Non-U.S. Corporations" below. This could also occur if the Fund invests in an entity that is classified as a partnership and such entity allocates income or gain to the Fund without making a corresponding distribution of cash. Moreover, the Fund is not required to make current distributions of its entire earnings. In addition, a reduction of Fund nonrecourse borrowings (as defined for federal income tax purposes) would be treated as a constructive distribution of cash to a Member to the extent of his, her or its allocable share of such reduction, even though an actual cash distribution is not made. Accordingly, it is possible that a Member's federal income tax liability with respect to his, her or its allocable share of Fund earnings in a particular taxable year could exceed the cash distributions to the Member for the year, thus giving rise to an out-of-pocket payment by the member.

      Tax Basis Rules. Fund distributions (other than those attributable to dividends, if any, from the investments of the Underlying Funds) generally will not be taxable to a Member to the extent of such Member's adjusted tax basis in his, her or its Units. In addition, a Member is allowed to deduct his, her or its allocable share of Fund losses (if any) only to the extent of such Member's adjusted tax basis in his, her, or its Units at the end of the taxable year in which the losses occur. A Member's adjusted tax basis is equal to the Member's capital contributions to the Fund as adjusted by certain items. Basis is generally increased by the Member's allocable share of Fund profits (and items of income and gain) and nonrecourse borrowings (as defined for federal income tax purposes). Basis is generally decreased by the Member's allocable share of Fund losses (and items of loss, deduction and expense), the amount of cash distributed by the Fund to the Member, the Fund's tax basis of property (other than cash) distributed by the Fund to the Member and any reduction in the Member's allocable share of nonrecourse borrowings (as defined for federal income tax purposes).

      To the extent that a Member's allocable share of Fund losses are not allowed because the Member has insufficient adjusted tax basis in his, her or its Units, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if, and to the extent of the Member's adjusted tax basis in subsequent years.

      At Risk Rules. Individuals and certain closely held C corporations are allowed to deduct their allocable share of Fund losses (if any) only to the extent of each such Member's "at risk" amount in the Fund at the end of the taxable year in which the losses occur. A Member's at risk amount generally is equal to the Member's aggregate capital contributions to the Fund. To the extent that a Member's allocable share of Fund losses are not allowed because the Member has an insufficient amount at risk in the Fund, such disallowed losses may be carried over by the Member to subsequent taxable years and will be allowed if, and to the extent of the Member's at risk amount in subsequent years.

      Passive Activity Loss Rules. Individuals, estates, trusts, closely held C corporations and personal service corporations are not allowed to deduct "passive activity losses" (as defined for federal income tax purposes) against certain other income, such as salary or other compensation for personal services, interest, dividends, annuities, royalties or gains attributable to the disposition of property that either produces such nonbusiness income or is held for investment. An investment in the Fund may constitute a passive activity with respect to the Members. If so, any losses from the Fund may be limited to deductions against other passive activity income of the Member. In addition, the Fund's investment activities may not constitute a passive activity for purposes of the passive activity loss rules. Therefore, a Member may not be allowed to offset his, her or its allocable share of Fund items of income or gain with the member's passive activity losses from other sources.

      Investment Interest Limitation. Individuals and other noncorporate taxpayers are allowed to deduct their allocable shares of interest paid or accrued by the Fund on its indebtedness (so-called investment interest) only to the extent of each such Member's net investment income for the taxable year. A Member's net investment income generally is the excess, if any, of the Member's investment income from all sources (which is gross income from property held for investment) over investment expenses from all sources (which are deductions allowed that are directly connected with the production of investment income). Investment income excludes net capital gain attributable to the disposition of property held for investment (and thus would not include any gains realized by the Fund on the sale of its investments), unless the Member elects to pay tax on such gain at ordinary income rates.

      To the extent that a Member's allocable share of Fund investment interest is not allowed because the Member has insufficient net investment income, such disallowed investment interest may be carried over by the Member to subsequent taxable years and will be allowed if and to the extent of the Member's net investment income in subsequent years. If a Member borrows to finance the purchase of Units, any interest paid or accrued on the borrowing will be investment interest that is subject to these limitations. Since the amount of a Member's allocable share of Fund investment interest that is subject to this limitation will depend on the Member's aggregate investment interest and net investment income from all sources for any taxable year, the extent, if any, to which Fund investment interest will be disallowed under this rule will depend on each Member's particular circumstances each year.

      Other Limitations on Deductions and Special Code Provisions. Prospective investors should be aware that they could be subject to various other limitations on their ability to deduct their allocable share of Fund losses (or items of loss and deduction thereof). An individual, estate or trust may deduct so-called miscellaneous itemized deductions (which include the Fund management fee and certain other fees and expenses of the Fund, and the Private Funds) only to the extent that such deductions exceed 2% of the adjusted gross income of the taxpayer. Since the amount of a Member's allocable share of such expenses that is subject to this disallowance rule will depend on the member's aggregate miscellaneous itemized deductions from all sources and adjusted gross income for any taxable year, the extent, if any, to which such expenses will be subject to disallowance will depend on each Member's particular circumstances each year. Other limitations are imposed on itemized deductions of high-income individuals.

      For federal income tax purposes, if a Member of a limited liability company performs services for the company and there is a related direct or indirect allocation and distribution by the company to such a Member, the allocation and distribution may be recharacterized as a fee. It is intended that the Managing Member's Incentive Carried Interest constitute an allocable share of Fund earnings and not a fee. No assurance can be given, however, that the IRS could not successfully assert that the Incentive Carried Interest be recharacterized as a fee under these rules. If the Incentive Carried Interest were characterized as a fee, Members could be subject to the limitations on deductibility relating to miscellaneous itemized deductions and certain other itemized deductions of high-income individuals described in the preceding paragraph.

      In addition, prospective investors should be aware that certain of the activities of the Fund may be subject to various special provisions of the Code that, among other things, defer or disallow the deductibility of certain expenses. Organizational expenses of the Fund are not currently deductible, but may, at the election of the Fund (as the case may be) be amortized ratably over a period of not less than 60 months. Syndication expenses of the Fund (i.e., expenditures made in connection with the marketing and issuance of interests therein, including placement fees) are neither deductible nor amortizable.

      Non-U.S. Currency Gains or Losses. If the Fund makes an investment or obtains financing denominated in a currency other than the U.S. dollar, then the Fund may recognize gain or loss attributable to fluctuations in such currency relative to the U.S. dollar. The Fund may also recognize gain or loss on such fluctuations occurring between the time it obtains and disposes of non-U.S. currency, between the time it accrues and collects income denominated in a non-U.S. currency, or between the time it accrues and pays liabilities denominated in a non-U.S. currency. Such gains or losses generally will be treated as ordinary income or loss.

      Phantom Income From Fund Investments In Non-U.S. Corporations. It is possible that the Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies," "controlled foreign corporations" and "foreign personal holding companies" (each as defined for federal income tax purposes). For federal income tax purposes, these investments may, among other things, cause a member to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gains.

      Non-U.S. Taxes. Certain dividends and interest received by the Fund from sources outside of the U.S. may be subject to withholding taxes imposed by other countries. The Fund may also be subject to capital gains taxes in certain other countries where it purchases and sells stocks and securities. Tax treaties between the United States and other countries may reduce or eliminate such taxes.

      The Fund will inform Members as to their proportionate share of non-U.S. taxes paid by the Fund and Members will be required to include such taxes in their income. Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such non-U.S. taxes in computing their federal income taxes.

      Sale Of Fund Investments. The Fund will generally recognize capital gain or loss on the sale of its investments.

      Limitation  On  Deductibility  Of  Capital  Losses.   Capital  losses  are
deductible only to the extent of capital gains (subject to an exception for individuals under which up to $3,000 of capital losses may be offset against ordinary income annually).

      Sale of Units Restricted. Members will not be able or allowed to freely sell or otherwise transfer their Units. In addition, neither the Fund, nor the Investment Adviser (or any affiliate thereof) will repurchase any Units, except that the Fund will repurchase Units upon its termination. By subscribing for Units, each Member agrees to indemnify and hold harmless the Fund, the Investment Adviser, the Distributor, each other Member, and any successor or assign of any of the foregoing, from and against all losses, claims, damages, liabilities, costs and expenses (including losses, taxes, claims, damages, liabilities, costs and expenses of any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Member in violation of the Operating Agreement or any misrepresentation made by that Member in connection with any purported transfer. A similar indemnification is required to be made by a permitted transferee. See "Risk Factors--No Public or Other Market for Units."

      A Member that is allowed to sell his, her, or its Units will recognize gain or loss measured by the difference between the amount realized on the sale and the Member's adjusted tax basis in the Units sold (as described in "Tax Basis Rules" above). Such gain or loss generally will be long-term capital gain or loss if the Member held the sold Units for more than one year. The amount realized will include the Member's allocable share of Fund nonrecourse borrowings (as defined for federal income tax purposes) , if any, as well as any proceeds from the sale. Thus, a Member's tax liability upon the sale of Units may exceed the Member's cash proceeds from the sale.

      Alternative Minimum Tax. In certain circumstances, individuals, corporations and other taxpayers may be subject to an alternative minimum tax in addition to regular tax. A Member's potential alternative minimum tax liability may be affected by reason of an investment in the Fund. The extent, if any, to which the alternative minimum tax applies will depend on each Member's particular circumstances for each taxable year.

      Tax Elections. Under Section 754 of the Code, a limited liability company treated as a partnership may make a generally irrevocable election to adjust the tax basis of its assets in the event of a distribution of company property to a Member or in the event of a transfer of company interests (in which latter case basis will be adjusted with respect to the transferee member only). The Fund currently does not intend to make a Section 754 election due to the accounting complexities that would result and the possibility that the funds in which it invests may not make such election. The Board of Managers for the Fund has sole and absolute discretion to make all tax elections for its respective entity.

      Reports to Members. The Fund has the calendar year as its taxable year. The Fund will furnish annually to each Member a report containing a Schedule K-l, which indicates each Member's distributive share for each calendar year of Fund income, gain, loss, deduction and expense for use in the preparation of the Member's income tax return. The Fund will endeavor to deliver Schedules K-l to Members prior to April 15 of each year, but it is likely that it will not be able to do so because, among other things, the Fund may not receive sufficiently prior to April 15 a Schedule K-l from a Private Fund that is classified as a partnership for federal income tax purposes in which the Fund has invested. Accordingly, Members may be required to obtain extensions for filing their federal, state and local income tax returns each year. The Fund will provide Members with estimated annual federal income tax information prior to April 15, assuming the Fund is able to obtain such information.

      Tax Audits. Although not required to pay any federal income tax, the Fund must file a federal income tax information return each taxable year. The IRS may audit Fund returns in a unified entity proceeding at the Fund level. The Investment Adviser, who would represent the Fund at such an audit as the so-called tax matters partner, has considerable authority to make decisions affecting the tax treatment and procedural rights of the Fund. The Investment Adviser may also generally enter into settlement agreements with the IRS that bind the Fund and consent on behalf of the Fund to extend the statute of limitations for assessing a deficiency with respect to a Fund item. Successful adjustments by the IRS of Fund items of income, gain, loss, deduction or expense could change a Member's federal, state and local income tax liabilities.

      Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 30% on a member's allocable share of interest and dividends if the Member fails to provide the Fund with his, her or its taxpayer identification number or a certificate that he, she or it is exempt from backup withholding, or the IRS notifies the Fund that the

Member is subject to backup withholding. The Member may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

      Certain Considerations For Tax-Exempt Investors. The Fund does not currently intend to borrow money for any purpose. Although the Managing Member will generally seek to avoid investing in Underlying Funds that generate unrelated business taxable income due to their borrowing, if an Underlying Fund in which it invests borrows, as a partnership, these borrowings would be attributable to the Fund. In such case, or if the Fund were to borrow, the Fund's allocable share of income attributable to such borrowing likely would constitute "debt financed income" for the Fund's tax-exempt investors and would therefore generate unrelated business taxable income ("UBTI") for federal and perhaps state income tax purposes for pension funds, Keogh plans, individual retirement accounts and other tax-exempt investors (and may have other adverse tax consequences for certain tax exempt investors, e.g., the receipt of any UBTI by a charitable remainder trust would cause all income from all sources to be taxable to such a trust). Accordingly, such prospective investors are urged to consult their own tax advisers concerning possible federal, state, local and non-U.S. tax consequences from an investment in the Fund.

      Certain Considerations For Non-U.S. Investors. The discussion under this heading applies to certain Members who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. members"). The term "U.S. person" means:

  -   a citizen or individual resident of the United States;

  - a corporation or partnership created or organized under the laws of the United States or any political subdivision thereof or therein;

  - an estate the income of which is subject to U.S. federal income taxation regardless of source; or

  - a trust if (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons has the authority to control all substantial decisions of the trust or
      (b) the trust was in existence on August 20, 1996 and properly elected to continue to be treated as a U.S. person.

      Given the nature of the investment activities of the Fund (the activities of which would be attributed to the members), the Fund believes that a non-U.S. member generally should not be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income where such member's nexus with the U.S. is solely as a result of an investment in Units. No prohibition exists on the nature of investment activities of private funds in which the Fund invests, and thus no assurances can be given in this regard. Fund allocations of dividends and certain interest income to non-U.S. members will be subject to U.S. withholding tax of 30% (unless reduced or eliminated by an applicable treaty).

      If, contrary to expectations, the Fund, was treated as being engaged in a U.S. trade or business, then each non-U.S. member generally would be subject to regular U.S. federal income taxation on his, her or its allocable share of Fund income. In such case, each non-U.S. member would be required to file a U.S. federal income tax return reporting his, her or its allocable share of Fund income attributable to the conduct of a U.S. trade or business and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. member's ultimate U.S. federal income tax liability, and the non-U.S. member would be entitled to a refund to the extent that the amount withheld exceeded such member's U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member's allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

      Different rules from those described above apply in the case of non-U.S. members subject to special treatment under U.S. federal income tax law, including a non-U.S. member:

  - who has an office or fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business;

  - who is an individual present in the U.S. for 183 or more days or has a "tax home" in the U.S. for U.S. federal income tax purposes;

  -   who is a former citizen or resident of the U.S.; or

  - that is a controlled foreign corporation, a foreign insurance company that holds Units in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulates earnings to avoid U.S. federal income tax.

      NON-U.S. MEMBERS ARE URGED TO CONSULT THEIR U.S. TAX ADVISERS REGARDING THE TAX CONSEQUENCES OF INVESTING IN THE FUND.

      State, Local and Non-U.S. Tax Consequences. In addition to the federal income tax consequences described above, the Members, the Fund and the entities in which the Fund invests may be subject to various state, local and non-U.S. taxes. A Member's allocable share of Fund income, gain, loss, deduction and expense may be required to be included in determining such Member's reportable income for state, local and non-U.S. tax purposes. In addition, state, local and non-U.S. taxation of Fund tax items may differ from the treatment of such items for federal income tax purposes.

      The Investment Adviser has sole and absolute discretion to file or not to file composite, group or similar state, local and non-U.S. tax returns on behalf of the

Members (where and to the extent permissible under applicable law). If the Investment Adviser decides to make any such composite, group or similar filing, such a filing would eliminate a Member's filing requirement in such a jurisdiction arising by reason of an investment in the Fund. Each Member will be required to execute any relevant documents (including a power of attorney authorizing such a filing), to furnish any relevant information and otherwise to do anything necessary in order to facilitate any such composite, group or similar filing. Any taxes paid by the Fund in connection with any such composite, group or similar filing will be treated as an advance to the relevant Members (with interest being charged thereon) and will be recouped by the Fund out of any distributions subsequently made to the relevant Members. Such advances may be funded by the Investment Adviser or an affiliate thereof (with interest thereon). Both the deduction for interest payable by the Fund to the Investment Adviser (or an affiliate thereof) with respect to such advances, and the corresponding income from interest received by the Fund from relevant Members will be specially allocated to such members, and such interest expense may be subject to limitations on deductibility (see "Investment Interest
Limitation" above). Such taxes may be higher or lower than what a Member's state, local or non-U.S. tax liability would be in the absence of such a composite, group or similar filing.

      PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF ACQUIRING, HOLDING AND DISPOSING OF UNITS.

                              ERISA CONSIDERATIONS

General

      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), impose certain restrictions on (a) employee benefit plans (as defined in Section 3(3) of ERISA) that are subject to Title I of ERISA, (b) plans (as defined in
Section 4975(e)(1) of the Code) that are subject to Section 4975 of the Code, including individual retirement accounts or Keogh plans, (c) any entities whose underlying assets include plan assets by reason of a plan's investment in such entities (each of (a), (b) and (c), a "Plan") and (d) persons who have certain specified relationships to Plans ("Parties in Interest" under ERISA and "Disqualified Persons" under the Code). Moreover, based on the reasoning of the United States Supreme Court in John Hancock Life Ins. Co. v. Harris Trust and Sav. Bank, 114 S. Ct. 517 (1993), an insurance company's general account may be deemed to include assets of the Plans investing in the general account (e.g., through the purchase of an annuity contract), and such insurance company might be treated as a Fiduciary or Party in Interest with respect to a Plan by virtue of such investment. ERISA also imposes certain duties on persons who are fiduciaries of Plans subject to ERISA, and ERISA and Section 4975 of the Code prohibit certain transactions between a Plan and Parties in Interest or Disqualified Persons with respect to such Plan.

Violations of these rules may result in the imposition of excise taxes and other penalties and liabilities under ERISA and the Code. Because the Fund is registered under the Investment Company Act, the underlying assets of the Fund would not be deemed to include "plan assets" pursuant to regulations issued by the U.S. Department of Labor, and the Managing Member would not be a fiduciary.

      Prior to making an investment in the Units, prospective Plan investors should consult with their legal advisers concerning the impact of ERISA and the Code and the potential consequences of such investment with respect to their specific circumstances. Moreover, each Plan fiduciary should take into account, among other considerations, whether the fiduciary has the authority to make the investment; whether the investment constitutes a direct or indirect transaction with a Party in Interest or Disqualified Person; the composition of the Plan's portfolio with respect to diversification by type of asset; the Plan's funding objectives; the tax effects of the investment; and whether under the general fiduciary standards of investment prudence and diversification an investment in the Units is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio. Governmental plans, foreign pension plans and certain church plans are not generally subject to the fiduciary responsibility provisions of ERISA or the provisions of Section 4975 of the Code.

      The sale of any Units to a Plan is in no respect a representation by the Fund that such an investment meets all relevant legal requirements with respect to investments by Plans generally or any particular Plan, or that such an investment is appropriate for Plans generally or any particular Plan.

      This summary does not include all of the fiduciary investment considerations relevant to ERISA-Covered Plans and should not be construed as legal advice or a legal opinion. Prospective investors should consult with their own counsel on these matters.

      This summary is based on provisions of ERISA and the Code as of the date hereof. This summary does not purport to be complete and is qualified in its entirety by reference to ERISA and the Code. No assurance can be given that future legislation, administrative regulations or rulings in court decisions will not significantly modify the requirements summarized herein. Any such changes may be retroactive and thereby apply to transactions entered into prior to the date of their enactment or release.

                              DESCRIPTION OF UNITS

      The Fund has been formed as a Delaware limited liability company and as such is governed by Delaware law and an operating agreement (the "Operating Agreement") that defines many of the rights and responsibilities of the Board of Managers and members. A copy of the form of Operating Agreement is attached hereto as Appendix A. Investors will become Members of the Fund, which will establish a capital account for each Member. Capital contributions and a Member's share of items of income and gain will be credited to such Member's capital account and a Member's distributions and share of items of loss, deduction and expense will be debited from such Member's capital account. See "Capital Accounts, Allocations and Distributions." The fiscal year of the Fund ends on December 31.

Summary of Limited Liability Company Operating Agreement

      The Operating Agreement governs the relationships, rights and obligations of the investors in the Fund. The following is intended only as a summary of certain provisions of the Operating Agreement not discussed elsewhere in this prospectus. The Operating Agreement is subject to the provisions of the Investment Company Act. The statements made herein do not purport to be complete and are qualified by reference to the Operating Agreement. Prospective investors should study the entire Operating Agreement before signing the Subscription Agreement.

      Fund Capital. Except as specifically provided in the Operating Agreement, no investor is entitled to interest on any capital contribution to the Fund or on such investor's capital account. Except as otherwise provided in the Operating Agreement, no investor has the right to withdraw, or to receive any return of, such investor's capital contribution. No investor is required to make any additional capital contributions to the Fund beyond the amount of the investor's subscription. See "Liability of Members" below.

      Voting Rights of Investors. Investors cannot participate in the management or control of the Fund. However, the Operating Agreement provides that, subject to certain conditions described below, the investors may vote on or approve certain Fund matters. Upon notification to the Fund, investors may obtain a list of the names and addresses (if known) of all of the investors for a purpose reasonably related to such investor's interest as an investor in the Fund.

      Subject to the provisions described below, the investors may: (i) to the extent required by the Investment Company Act, approve or disapprove and remove the members of the Board of Managers; (ii) to the extent required by the Investment Company Act, approve or disapprove any proposed investment advisory contract or disapprove and terminate any such existing contract; provided, however, that such contracts are also approved by a majority of the members of the Board of Managers who are not parties to such contract or "interested persons" of any such party as such term is defined in the Investment Company Act; (iii) to the extent required by the Investment Company Act, ratify or reject the appointment of the independent accountants of the Fund; (iv) to the extent required by the Investment Company Act, terminate the Fund's independent accountants; (v) to the extent required by the Investment Company Act, consent to the dissolution of the Fund; (vi) select a liquidator in certain limited circumstances; (vii) approve certain limited amendments to the Operating Agreement; and (viii) approve any other matters related to the business of the Fund that the Investment Company Act requires to be approved by the investors so long as the Fund is subject to the provisions of the Investment Company Act; provided, however, that, prior to the exercise of any such right of approval, the Board of Managers amend the Operating Agreement to reflect such additional voting right.

      The Fund shall vote Units for which it receives no voting instructions in the same proportion as the Units for which it receives voting instructions.

      Transferability of Units. Units of the Fund are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any of its Units without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and compliance with applicable securities and tax laws. An attempted transfer made without such consent is null and void and may subject the Member to indemnification responsibilities with respect to the other Members and the Fund. The consent of the Managing Member to a request by a Member to transfer his, her, or its Units to a family member, trust, or other similar person or entity for estate planning purposes will not be unreasonably withheld. Substituted or additional Members may be admitted only with the consent of the Managing Member, which will consider the suitability of the Units as an investment for such prospective Member and which may require such prospective Member to provide the Fund with an opinion of counsel regarding the tax or regulatory effects of such admission. A Member will be responsible for all costs associated with an attempted or realized transfer of any portion of its Units, whether or not the Managing Member consents to such transfer.

      The issuance of Units is not subject to any preemptive rights, redemption rights or sinking fund and Units are not convertible into any other security of the Fund.

Outstanding Securities as of ______________, 2003

                                             (3)                    (4)
                                         AMOUNT HELD              AMOUNT
                                             BY                 OUTSTANDING
                          (2)            REGISTRANT            EXCLUSIVE OF
    (1)                 AMOUNT           OR FOR ITS            AMOUNT SHOWN
TITLE OF CLASS          AUTHORIZED        ACCOUNT                UNDER (3)
--------------------   ----------      --------------      ------------------
Units of Membership     Unlimited            0
Interest


Liability of Members


      Members will not be liable for any obligations of the Fund in excess of their capital account balance, plus their share of undistributed profits. If, however, a Member receives a distribution from the Fund and after such distribution the liabilities of the Fund exceed the fair value of the Fund's assets (and had knowledge of this fact at the time of the distribution) such Member may be required to return such distribution to the Fund. The Fund has no intention of making such a distribution. Members will not have the right to a return of their capital contribution except in accordance with the distribution provisions of the Operating Agreement.

Duty of Care

      The Operating Agreement provides that the members of the Board of Managers shall not be (a) personally liable to the Fund for the debts, obligations or liabilities of the Fund, (b) obligated to cure any deficit in any capital account, (c) required to return all or any portion of any capital contribution, or (d) required to lend any funds to the Fund. The Operating Agreement also provides that no member of the Board of Managers, appropriate officer, member, investment adviser, distributor or selling agent of or for the Units of the Fund, or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives shall have any liability, responsibility, or accountability in damages or otherwise to any member or the Fund for any action or inaction on the part of the Fund or otherwise in connection with the business or affairs of the Fund or any Portfolio Company. The Operating Agreement contains provision for the indemnification, to the extent permitted by law, of the Board of Managers, appropriate officers, members, investment advisers, distributor or selling agent and any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives by the Fund, but not by the members individually, against any liability and expense to which any of them may become liable which arises out of or in connection with the performance of their activities on behalf of the Fund. The rights of indemnification and exculpation provided under the Operating Agreement do not provide for indemnification against any liability to which the indemnified person would otherwise be subject to as a result of their willful misfeasance, bad faith, gross negligence or reckless disregard of their duties under the Operating Agreement.

Amendment of the Operating Agreement

      Subject to the requirements of the Investment Company Act, the Board of Managers may adopt amendments without a vote of the Members provided such amendments do not impair the limited liability of the members, adversely affect the tax status of the Fund as a partnership or increase the amounts distributed to the investment adviser while decreasing the amounts distributed to other members.

      Amendments to the Operating Agreement may be proposed by any manager, the Investment Adviser or by Members owning in the aggregate, at least 10% of the outstanding Units. The person or persons proposing such amendments must submit to the Board of Managers (i) the text of the amendment, (ii) the purpose of the amendment, and in the case of proposals by Members, (iii) an opinion of counsel reasonably acceptable to the Board of Managers that the proposed amendment is permitted by the Investment Company Act, the Delaware Limited Liability Company Act, applicable state and federal laws, and that the proposed amendment will not impair the limited liability of the Members or adversely affect the classification of the Fund as a partnership for federal income tax purposes.

      To the extent required by the Investment Company Act, the Board of Managers shall submit all proposals validly presented to the Board of Managers to the Members for a vote. Proposals approved by the Board of Managers will be adopted with the affirmative vote of a majority of the Members; proposals which do not have the approval of the Board of Managers require the vote of more than 67% of the Members for adoption.

Power of Attorney

      By purchasing an interest in the Fund, each Member will appoint each Member of the Board of Managers and appropriate officers of the Fund as his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Fund as a limited liability company under Delaware law or signing instruments effecting authorized changes in the Fund or the Operating Agreement or conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

      The power-of-attorney is a special power-of-attorney coupled with an interest and as such is irrevocable and continues in effect until expressly withdrawn or the investor ceases to be a Member subject to and in accordance with the Operating Agreement.

Term, Dissolution and Liquidation

      The Fund will be dissolved:

  - on the final distribution of its assets as provided in the Operating Agreement;

  - upon election by the Board of Managers and subject, to the extent required by the Investment Company Act, to the consent of the members;

  -   upon voluntary bankruptcy, liquidation or other dissolution of the Fund;

  -   on  the  sale  or  other   disposition   at  any  one  time  of  all  or
      substantially all of the assets of the Fund; or

  -   as required by operation of law.

      Upon the occurrence of any event of dissolution, the Investment Adviser, or a liquidator appointed by the Board of Managers, will be charged with winding up the affairs of the Fund and liquidating its assets. Items of income, gain, loss, deduction and expense during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts, Allocations and Distributions."

      Upon the dissolution of the Fund, its assets are to be distributed (1) first, to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members including actual or anticipated liquidation expenses, (2) next, to satisfy debts owing to Members, and (3) finally, to Members proportionately in accordance with the balances in their respective capital accounts, which in the case of the Managing Member will include allocations of income, if any, attributable to the Managing Member's Incentive Carried Interest. Assets may be distributed in kind on a pro rata basis if the Investment Adviser or a liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

                              SELLING ARRANGEMENTS

Distributor

      Units are offered for sale by Charles Schwab & Co., Inc. (the "Distributor"), a registered broker-dealer and the Fund's distributor. Charles Schwab & Co., Inc. is a member of the Securities Investor Protector Corporation and New York Stock Exchange. The Distributor is a wholly owned subsidiary of The Charles Schwab Corporation, the parent company of U.S. Trust Corp. and an affiliate of the Investment Adviser. The Distributor has entered into a Distribution Agreement with the Fund pursuant to which the Distributor has agreed to act as the principal distributor for the Units. This agreement is an agency agreement only and places the Distributor under no obligation to use its best efforts to sell the Units or otherwise solicit or promote transactions in such Units. The Distributor will not at any time purchase any Units for its own account and its sole function is to promote the sale of the Units. The Distributor is located at 101 Montgomery Street, San Francisco, California 94101.

      The Investment Adviser has agreed to reimburse the Distributor its out-of-pocket expenses incurred in connection with this offering. Pursuant to the Distribution Agreement, the Distributor may enter into agreements with one or more financial intermediaries ("Selling Agents") relating to the purchase of Units through such Selling Agents acting as brokers or agents for their customers. It is expected that the only Selling Agent will be the Investment Adviser.

      The Fund has agreed to indemnify the Distributor against certain civil liabilities, including liabilities under the federal securities laws. However, such indemnification is subject to the provisions of Section 17(i) of the Investment Company Act which provides, in part, that no agreement shall contain a provision which protects or purports to protect any principal underwriter against  any  liability  to the  Fund or its  security  holders  to  which  such principal underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

                                  LEGAL MATTERS

      The validity of the Units offered hereby will be passed upon for the Fund by Paul, Hastings, Janofsky & Walker LLP.

                              INDEPENDENT AUDITORS

      Ernst & Young, LLP, independent certified public accountants, are the independent auditors of the Fund. Ernst & Young, LLP is located at 787 Seventh Avenue, New York, New York 10019.

                              AVAILABLE INFORMATION

      The Fund is required to file reports with the Securities and Exchange Commission. Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Call l-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the Securities and Exchange Commission's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009. You may obtain a prospectus relating to the Fund by contacting the Fund at (203) 352-4494.

      Investors should rely only on the information contained in this prospectus. Neither the Fund nor the Distributor has authorized any other person to provide investors with different information. If anyone provides you with different or inconsistent information, you should not rely on it. Neither the Fund nor the Distributor, nor any selling agent, is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. Investors should assume that the information appearing in this prospectus is accurate as of the date on the front cover of this prospectus only. The Fund's business, financial condition, results of operations and prospectus may have changed since that date.

                               REPORTS TO MEMBERS

      The Fund will furnish to its members annual reports containing audited financial statements and such other periodic reports as it may determine to furnish or as may be required by law. The Fund does not intend to hold annual meetings of their Unitholders.

                              FINANCIAL STATEMENTS

      The following comprise the financial statements of the Fund:

      -     Report of Independent Auditors

      -     Statement of Assets and Liabilities; and

      -     Notes to Financial Statements.

                                                                    APPENDIX A

                     LIMITED LIABILITY COMPANY AGREEMENT OF
                   EXCELSIOR CORPORATE FINANCE INVESTORS, LLC

                                                                    APPENDIX B

                             SUBSCRIPTION AGREEMENT

PART C - OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.  Part A: Financial Statements of the Fund (to be filed by amendment).

                  Report of Independent Auditors (to be filed by amendment).

                  Statement of Assets and Liabilities (to be filed by amendment).

                  Notes to Financial Statements (to be filed by amendment).

          Part B: Not applicable.

     2.   Exhibits

           (a) (1) Certificate of Formation of Limited Liability Company filed January 7, 2003.*
                (2)  Limited Liability Company Operating Agreement.**
           (b)       Not applicable.
           (c)       Not applicable.
           (d) Specimen Certificate of the Fund's Units, the rights of holders of which are defined in Exhibit(a)(3).**
           (e)       Not applicable.
           (f)       Not applicable.
           (g) Investment Advisory Agreement between the Fund and U.S. Trust Company**
           (h)       (1) Distribution Agreement between the Fund and Charles
                         Schwab & Co., Inc.**
                     (2) Selling Agent Agreement among Charles Schwab & Co.,
                         Inc., the Fund and the selling agents.**
           (i)       Not applicable.
           (j)       (1) Custodian Agreement between the Fund and PFPC Trust
                         Company.**
                     (2) Administration, Accounting and Investor Services
                         Agreement between the Fund and PFPC Inc.**
                     (3) Escrow Agreement among the Fund, PNC Bank, Delaware
                         and PFPC Inc.**
           (k)       Not applicable.
           (l)       Opinion and consent of Paul, Hastings, Janofsky &
                     Walker LLP.**
           (m)       Not applicable.
           (n)       (1) Opinion and consent of Paul, Hastings, Janofsky &
                         Walker LLP as to certain tax matters.**
                     (2) Consent of Ernst & Young, LLP independent auditors.**
           (o)       Not applicable.
           (p)       (1) Subscription Agreement for investment in Units of the
                         of the Fund.**
                     (2) Agreement with respect to Seed Capital.**
           (q)       Not applicable.
           (r)       (1) Code of Ethics of the Fund.**
                     (2) Code of Ethics of U.S. Trust Company, and the
                         selling agents.**
                     (3) Code of Ethics of the Distributor.**
           (s)       (1) Power of Attorney.*

 *Filed herewith.

**To be filed by amendment.


Item 25.  MARKETING ARRANGEMENTS

         See the Distribution Agreement and Form of Selling Agent Agreement to be filed as Exhibits 2(h)(1) and (2) as well as the Fund's prospectus under the caption "Selling Arrangements."

Item 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses, payable by the Fund, in connection with the issuance and distribution of the securities covered by this registration statement.

         Securities and Exchange Commission fees...........    $___________

         Printing..........................................    $___________

         Legal fees and expenses...........................    $___________

         Miscellaneous.....................................    $___________

                                                              _______________

                                     Total.................    $___________
Item 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         Upon conclusion of the public offering of the Fund's shares, it is anticipated that no person will be controlled by or under common control with the Fund.

Item 28.  NUMBER OF HOLDERS OF SECURITIES AS OF JANUARY 17, 2003

None.

Item 29.  INDEMNIFICATION

         See the Limited Liability Company Operating Agreement, the Investment Advisory Agreement and the Distribution Agreement of the Fund to be filed as Exhibits (a)(2), (g) and (h)(1), respectively.

Item 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         U.S. Trust Company, the Fund's Investment Adviser, provides asset management, private banking and fiduciary services. For the names and principal businesses of the directors and certain senior executive officers of U.S. Trust Company, including those who are engaged in any other business, profession, vocation or employment of a substantial nature, see the Fund's prospectus under the caption "Management."

Item 31.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Fund will be maintained at the office of PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809.

Item 32.  MANAGEMENT SERVICES

         Except as described in the Prospectus under the caption "Management," the Fund is not a party to any management service related contract.

Item 33.  UNDERTAKINGS

         The Fund undertakes to suspend the offering of its common shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         The Fund additionally undertakes, pursuant to Rule 415 under the Securities Act, as follows:

         (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (1) To include any prospectus required by Section 10(a)(3) of the Securities Act;

              (2) To reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

              (3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

         (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 17th day of January, 2003.

                                    EXCELSIOR CORPORATE FINANCE INVESTORS, LLC

                                    By: /s/ Douglas A. Lindgren
                                        ---------------------------
                                        Douglas A. Lindgren
                                        (Authorized Signatory)

         Each person whose signature appears below hereby appoints Douglas A. Lindgren his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to the registration statement of Excelsior Corporate Finance Investors, LLC and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                     Title                              Date
/s/ Douglas A. Lindgren      Principal Executive Officer and    January 17, 2003
-------------------------    Manager
Douglas A. Lindgren

/s/ Brian F. Schmidt         Chief Financial Officer            January 17, 2003
-------------------------
Brian F. Schmidt

                                                                  Exhibit (a)(1)


                            CERTIFICATE OF FORMATION

                                       of

                   Excelsior Corporate Finance Investors, LLC


    This Certificate of Formation is being duly executed and filed by the undersigned authorized person to form a limited liability company under the Delaware Limited Liability Company Act (the "Act"). It is hereby certified as follows:

    FIRST.  The  name of the  limited  liability  company  (the  "Company")  is:
Excelsior Corporate Finance Investors, LLC.

    SECOND. The address of the registered office of the Company in the State of Delaware is: Corporation Service Company, 2711 Centerville Road, Suite 400, City of Wilmington, County of New Castle, State of Delaware 19808. The name of the registered agent of the Company in the State Delaware at such address is:
Corporation Service Company.

    THIRD. The purpose of the Company is to engage in any lawful act or activity for which a limited liability company may be organized under the Act.

    FOURTH. In furtherance and not in limitation of the powers conferred by the Act, the Company shall be governed by a limited liability company agreement.

    FIFTH. The Company shall to the fullest extent permitted by the provisions of Section 18-108 of the Act, as the same may be amended and supplemented, indemnify any and all persons whom it shall have the power to indemnify under said Section 18-108 from and against any and all matters, and the indemnification provided for herein shall not be deemed exclusive of any other right to which any person may be entitled under the Company's limited liability company agreement, or otherwise.

    THE UNDERSIGNED authorized person has executed this Certificate of Formation as of January 7, 2003.


                                              /s/ Marc B. Ledesma
                                              ---------------------------------
                                              Marc B. Ledesma, Authorized Person